UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22431

                             RIVERPARK FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                    ________


                        156 West 56th Street, 17th Floor
                               New York, NY 10019
              (Address of principal executive offices) (Zip code)

                                  Morty Schaja
                        156 West 56th Street, 17th Floor
                               New York, NY 10019
                    (Name and address of agent for service)

                                With copies to:
                                Thomas R. Westle
                                 Blank Rome LLP
                              405 Lexington Avenue
                               New York, NY 10174

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-484-2100

                  DATE OF FISCAL YEAR END: SEPTEMBER 30, 2015

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2015

ITEM 1.     REPORTS TO STOCKHOLDERS.


     [LOGO OMITTED]      RIVERPARK
                         FUNDS

--------------------------------------------------------------------------------
     ANNUAL REPORT
     SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


     RIVERPARK LARGE GROWTH FUND
     Retail Class and Institutional Class Shares

     RIVERPARK/WEDGEWOOD FUND
     Retail Class and Institutional Class Shares

     RIVERPARK SHORT TERM HIGH YIELD FUND
     Retail Class and Institutional Class Shares

     RIVERPARK LONG/SHORT OPPORTUNITY FUND
     Retail Class and Institutional Class Shares

     RIVERPARK STRUCTURAL ALPHA FUND
     Retail Class and Institutional Class Shares

     RIVERPARK STRATEGIC INCOME FUND
     Retail Class and Institutional Class Shares

     RIVERPARK FOCUSED VALUE FUND
     Retail Class and Institutional Class Shares



Investment Adviser:
RiverPark Advisors, LLC

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance and Analysis
   RiverPark Large Growth Fund ............................................    1
   RiverPark/Wedgewood Fund ...............................................    3
   RiverPark Short Term High Yield Fund ...................................    5
   RiverPark Long/Short Opportunity Fund ..................................    7
   RiverPark Structural Alpha Fund ........................................   11
   RiverPark Strategic Income Fund ........................................   14
   RiverPark Focused Value Fund ...........................................   16
Schedules of Investments
   RiverPark Large Growth Fund ............................................   18
   RiverPark/Wedgewood Fund ...............................................   19
   RiverPark Short Term High Yield Fund ...................................   20
   RiverPark Long/Short Opportunity Fund ..................................   22
   RiverPark Structural Alpha Fund ........................................   26
   RiverPark Strategic Income Fund ........................................   28
   RiverPark Focused Value Fund ...........................................   31
Statements of Assets and Liabilities ......................................   32
Statements of Operations ..................................................   34
Statements of Changes in Net Assets .......................................   36
Financial Highlights ......................................................   40
Notes to Financial Statements .............................................   44
Report of Independent Registered Public Accounting Firm ...................   58
Trustees and Officers of the Trust ........................................   59
Disclosure of Fund Expenses ...............................................   61
Approval of the Investment Advisory and Investment Sub-Advisory
  Agreements ..............................................................   63
Proxy Voting Results ......................................................   67
Notice to Shareholders ....................................................   68


The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission's website at http://www.sec.gov.


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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                          RIVERPARK LARGE GROWTH FUND

For the fiscal year ended September 30, 2015, the RiverPark Large Growth Fund (the "Fund") lost 5.03% and 5.23% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 3.17% and the S&P 500 Index lost 0.61%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 2.83% for the December quarter, 0.98% for the March quarter, and 1.19% for the June quarter, and lost 9.61% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Financials, Health Care and Telecommunication Services. The Fund's worst fiscal year-to-date performing sectors were Energy, Consumer Discretionary, Materials and Industrials. The Fund's best fiscal year-to-date performers were Equinix, Starbucks, Dollarama, Visa and MasterCard. The Fund's worst fiscal year-to-date performers were Southwestern Energy, Las Vegas Sands, Trimble Navigation, Schlumberger and Wynn Resorts.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a "value orientation toward growth." RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.

















This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

--------------------------------------------------------------------------------

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COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK LARGE
 GROWTH FUND, RETAIL CLASS SHARES, VERSUS THE RUSSELL 1000 GROWTH INDEX AND THE
                                 S&P 500 INDEX

------------------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                   PERIOD ENDED SEPTEMBER 30, 2015
------------------------------------------------------------------------------------------------------
                                                     ANNUALIZED      ANNUALIZED        ANNUALIZED
                                ONE YEAR RETURN    3 YEAR RETURN   5 YEAR RETURN    INCEPTION TO DATE*
------------------------------------------------------------------------------------------------------
Institutional Class Shares          -5.03%            10.08%          12.22%             12.22%
------------------------------------------------------------------------------------------------------
Retail Class Shares                 -5.23%             9.80%          11.94%             11.94%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index           3.17%             13.61%          14.47%             14.47%
------------------------------------------------------------------------------------------------------
S&P 500 Index                       -0.61%            12.40%          13.34%             13.34%
------------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

-------------------------------------------------------------------------------------------------------------
Initial Investment Date                     9/30/10     Sep 11     Sep 12     Sep 13     Sep 14     Sep 15
-------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund, Retail         $10,000     $10,119    $13,275    $16,347    $18,544    $17,573
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                   $10,000     $10,378    $13,407    $15,991    $19,053    $19,658
-------------------------------------------------------------------------------------------------------------
S&P 500 Index                               $10,000     $10,114    $13,169    $15,716    $18,818    $18,702
-------------------------------------------------------------------------------------------------------------


* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

                                       2

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                            RIVERPARK/WEDGEWOOD FUND

For the fiscal year ended September 30, 2015, the RiverPark/Wedgewood Fund (the "Fund") lost 3.52% and 3.83% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 3.17% and the S&P 500 Index lost 0.61%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 5.25% for December quarter, 0.70% for the March quarter, and lost 1.45% for the June quarter, and 7.64% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Health Care, Information Technology, and Industrials. The Fund's worst fiscal year-to-date performing sectors were Energy, Consumer Staples, Financials and Consumer Discretionary. The Fund's best fiscal year-to-date performers were Cognizant Technology Solutions, Visa, Express Scripts, Stericycle and Verisk Analytics. The Fund's worst fiscal year-to-date performers were National Oilwell Varco, Qualcomm, Schlumberger, Mead Johnson Nutrition and Coach.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth. it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%. Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.











This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

--------------------------------------------------------------------------------
                                       3

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--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK/WEDGEWOOD FUND, RETAIL CLASS SHARES, VERSUS THE RUSSELL 1000 GROWTH
                          INDEX AND THE S&P 500 INDEX

------------------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  PERIOD ENDED SEPTEMBER 30, 2015
------------------------------------------------------------------------------------------------------
                                                     ANNUALIZED      ANNUALIZED         ANNUALIZED
                                ONE YEAR RETURN    3 YEAR RETURN   5 YEAR RETURN    INCEPTION TO DATE*
------------------------------------------------------------------------------------------------------
Institutional Class Shares          -3.52%             9.15%          12.57%             12.57%
------------------------------------------------------------------------------------------------------
Retail Class Shares                 -3.83%             8.88%          12.30%             12.30%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index            3.17%            13.61%          14.47%             14.47%
------------------------------------------------------------------------------------------------------
S&P 500 Index                       -0.61%            12.40%          13.34%             13.34%
------------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

-------------------------------------------------------------------------------------------------------------
Initial Investment Date                     9/30/10     Sep 11     Sep 12     Sep 13     Sep 14     Sep 15
-------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund, Retail            $10,000     $10,312    $13,836    $16,160    $18,569    $17,858
-------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                   $10,000     $10,378    $13,407    $15,991    $19,053    $19,658
-------------------------------------------------------------------------------------------------------------
S&P 500 Index                               $10,000     $10,114    $13,169    $15,716    $18,818    $18,702
-------------------------------------------------------------------------------------------------------------



* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 5, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       4


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--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                      RIVERPARK SHORT TERM HIGH YIELD FUND

For the fiscal year ended September 30, 2015, the RiverPark Short Term High Yield Fund (the "Fund") gained 1.72% and 1.47% on its Institutional Class Shares and Retail Class Shares, respectively, while the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 1.12%, the BofA Merrill Lynch 1-Year U.S. Treasury Index gained 0.25% and the BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials lost 0.52%.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares gained 0.77% for December quarter, 0.70% for the March quarter, 0.54% for the June quarter, and lost 0.29% in the September quarter.

The Fund realized positive contributions from its investments in four of its five categories of investment. The Fund realized a contribution to its performance of 0.96% in its investments in the Event-Driven Category, 0.76% in Short Term Maturities, 0.61% in Redeemed Debt, 0.40% in Strategic Recap, and lost 0.12% in Cushion Bonds investments.

The Fund continues to strive for an attractive yield while maintaining a weighted average maturity of less than one year. As of September 30, 2015, 57% of the Fund's invested portfolio is expected to mature or be repaid within 90 days, while 84% of the Fund's invested portfolio is expected to mature or be repaid within 12 months. Over 62% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company's ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick's opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company's ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick's view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.















This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 1-Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the BofA Merrill Lynch U.S. High Yield Master II Index and the BofA Merrill Lynch U.S. High Yield, 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

--------------------------------------------------------------------------------
                                       5

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                   FUNDS
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK SHORT
  TERM HIGH YIELD FUND, RETAIL CLASS SHARES, VERSUS THE BOFA MERRILL LYNCH 1-3 YEAR U.S. CORPORATE BOND INDEX, THE BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY
          INDEX AND THE BOFA MERRILL LYNCH 0-3 YEAR U.S. HIGH YIELD INDEX
                              EXCLUDING FINANCIALS


--------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                            PERIOD ENDED SEPTEMBER 30, 2015
--------------------------------------------------------------------------------------------------------------------------------
                                                                               ANNUALIZED      ANNUALIZED         ANNUALIZED
                                                          ONE YEAR RETURN    3 YEAR RETURN   5 YEAR RETURN    INCEPTION TO DATE*
--------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                                     1.72%             2.86%           3.41%              3.41%
--------------------------------------------------------------------------------------------------------------------------------
Retail Class Shares                                            1.47%             2.54%           3.11%              3.11%
--------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index          1.12%             1.56%           2.11%              2.11%
--------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-Year U.S. Treasury Index                  0.25%             0.27%           0.33%              0.33%
--------------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 0-3 Year U.S. High Yield Index
  Excluding Financials                                        -0.52%              3.29%           4.47%              4.47%
--------------------------------------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

----------------------------------------------------------------------------------------------------------------------------
Initial Investment Date                                     9/30/10     Sep 11     Sep 12     Sep 13     Sep 14     Sep 15
----------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund, Retail                $10,000     $10,306    $10,809    $11,149    $11,486    $11,655
----------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Corporate Bond Index            $10,000     $10,141    $10,598    $10,785    $10,981    $11,104
----------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-Year Treasury Index                    $10,000     $10,055    $10,082    $10,113    $10,139    $10,165
----------------------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 0-3 Year US High Yield ex-Financials     $10,000     $10,220    $11,293    $12,071    $12,509    $12,444
----------------------------------------------------------------------------------------------------------------------------



* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       6

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--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                     RIVERPARK LONG/SHORT OPPORTUNITY FUND

For the fiscal year ended September 30, 2015, the RiverPark Long/Short Opportunity Fund (the "Fund") lost 4.00% and 4.11% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Index lost 0.61% and the Morningstar Long/Short Equity Category lost 2.41%. The average gross and net month-end exposures of the Fund for the fiscal year were 161% and 59% (long 110%, short 51%), respectively.

The Fund's long positions detracted approximately 3.2% for the fiscal year, as compared to the performance of the broad stock market as measured by the S&P 500 Index which lost 0.6%. The Fund was positively affected by its short positions which contributed 1.4% for the fiscal year ended September 30, 2015. Our holdings in the short book declined approximately 2.7%, which was more than the performance of the S&P 500 Index. We still believe the Fund's shorts are comprised of businesses facing major headwinds going forward and have flawed business models.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 0.38% for December quarter, gained 0.96% for the March quarter, gained 3.12% for the June quarter, and lost 7.43% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Financials, Consumer Discretionary, Information Technology, Industrials and Telecommunication Services. The Fund's worst fiscal year-to-date performing sectors were Energy, Index, Materials, Consumer Staples and Healthcare. The Fund's best fiscal year-to-date performers were Dollarama, Equinix, Starbucks, Visa, and MasterCard. The Fund's worst fiscal year-to-date performers were comprised of Southwestern Energy, Las Vegas Sands, Wynn Resorts, Trimble Navigation and Schlumberger.

Derivatives, which were used to marginally leverage the long positions through total return swaps or equity options, detracted approximately 2.0% from the Fund performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund's investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund's investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. We believe the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. We believe the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market's, has created an unusually attractive opportunity to short businesses that we believe are flawed at what we believe are full or excessive values.





This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.


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                                       7

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--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

               RIVERPARK LONG/SHORT OPPORTUNITY FUND (UNAUDITED)

SUPPLEMENTAL DISCLOSURE:

The following represents a reconciliation of accounting principles generally accepted in the United States of America ("GAAP") to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock, total return swap transactions and option transactions as of September 30, 2015. The total non-GAAP exposure is calculated by using the common stock plus the notional swap and the delta-adjusted options values divided by the net asset value of the Fund as of September 30, 2015.

COMMON STOCK, TOTAL RETURN SWAPS AND
PURCHASED OPTIONS:
                                           GAAP                 NON-GAAP
                                          EXPOSURE              EXPOSURE
                                          --------              --------
Akamai Technologies Inc
Equity Options*                             0.0%                   --
                                           -----                 ----
                                            0.0%                   --
                                           -----                 ----
Alliance Data Systems
Common Stock                                2.2%                 2.2%
Total Return Swap                             --                 0.5%
                                           -----                 ----
                                            2.2%                 2.7%
                                           -----                 ----
American Tower Corp
Common Stock                                2.7%                 2.7%
Total Return Swap                             --                 0.8%
                                           -----                 ----
                                            2.7%                 3.5%
                                           -----                 ----
Apollo Education Group Inc
Equity Options*                             0.1%                   --
                                           -----                 ----
                                            0.1%                   --
                                           -----                 ----
Apple Inc
Common Stock                                2.3%                 2.3%
Total Return Swap                             --                 0.4%
                                           -----                 ----
                                            2.3%                 2.7%
                                           -----                 ----
Cabot Oil & Gas Corp
Common Stock                                0.8%                 0.8%
Total Return Swap                             --                 0.2%
                                           -----                 ----
                                            0.8%                 1.0%
                                           -----                 ----
CME Group Inc
Common Stock                                2.4%                 2.4%
Total Return Swap                             --                 0.6%
                                           -----                 ----
                                            2.4%                 3.0%
                                           -----                 ----
Dollar Tree Inc
Common Stock                                2.1%                 2.1%
Total Return Swap                             --                 1.7%
                                           -----                 ----
                                            2.1%                 3.8%
                                           -----                 ----
eBay Inc
Common Stock                                0.7%                 0.7%
Total Return Swap                             --                 1.5%
                                           -----                 ----
                                            0.7%                 2.2%
                                           -----                 ----



                                            GAAP              NON-GAAP
                                          EXPOSURE            EXPOSURE
                                          --------            --------
Electronic Arts
Equity Options*                             0.0%                   --
                                           -----                 ----
                                            0.0%                   --
                                           -----                 ----
Google Inc:
Google Inc, Class C
Common Stock                                3.1%                 3.1%
Total Return Swap                             --                 0.4%
Google Inc, Class A
Common Stock                                3.2%                 3.2%
Total Return Swap                             --                 0.2%
                                           -----                 ----
                                            6.3%                 6.9%
                                           -----                 ----
Las Vegas Sands Corp
Common Stock                                2.5%                 2.5%
Equity Options                              0.0%                 0.0%
Total Return Swap                             --                 0.2%
                                           -----                 ----
                                            2.5%                 2.7%
                                           -----                 ----
MasterCard Inc
Common Stock                                1.0%                 1.0%
Total Return Swap                             --                 1.6%
                                           -----                 ----
                                            1.0%                 2.6%
                                           -----                 ----
Priceline Group Inc
Common Stock                                3.8%                 3.8%
Total Return Swap                             --                 0.1%
                                           -----                 ----
                                            3.8%                 3.9%
                                           -----                 ----
QUALCOMM Inc
Common Stock                                1.1%                 1.1%
Total Return Swap                             --                 0.1%
                                           -----                 ----
                                            1.1%                 1.2%
                                           -----                 ----
SBA Communications Corp
Common Stock                                1.3%                 1.3%
Total Return Swap                             --                 0.1%
                                           -----                 ----
                                            1.3%                 1.4%
                                           -----                 ----
Schlumberger Ltd
Common Stock                                1.8%                 1.8%
Total Return Swap                             --                 1.0%
                                           -----                 ----
                                            1.8%                 2.8%
                                           -----                 ----


--------------------------------------------------------------------------------

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                   FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

               RIVERPARK LONG/SHORT OPPORTUNITY FUND (UNAUDITED)

SUPPLEMENTAL DISCLOSURE (CONTINUED):

COMMON STOCK, TOTAL RETURN SWAPS AND
PURCHASED OPTIONS (CONTINUED):

                                            GAAP              NON-GAAP
                                          EXPOSURE            EXPOSURE
                                          --------            --------
Southwestern Energy Co
Common Stock                                2.2%                 2.2%
Total Return Swap                             --                 0.8%
                                         -------               ------
                                            2.2%                 3.0%
                                         -------               ------
Visa Inc
Common Stock                                2.0%                 2.0%
Total Return Swap                             --                 0.6%
                                         -------               ------
                                            2.0%                 2.6%
                                         -------               ------
Walt Disney Co
Common Stock                                0.4%                 0.4%
Total Return Swap                             --                 2.1%
                                         -------               ------
                                            0.4%                 2.5%
                                         -------               ------
Wynn Resorts Ltd
Equity Options                              0.0%                 0.0%
                                         -------               ------
                                            0.0%                 0.0%
                                         -------               ------
Remaining Underliers
  Common Stock                             52.3%                52.3%
                                         -------               ------
Total, before
  Time Deposit                             88.0%               100.8%
                                         -------               ------
Time Deposit                                9.3%                 9.3%
                                         -------               ------
Total Common Stock, Total
 Return Swaps & Purchased
 Options, after Time Deposit               97.3%               110.1%
                                         =======               ======


SECURITIES SOLD SHORT AND WRITTEN OPTIONS:

                                            GAAP              NON-GAAP
                                          EXPOSURE            EXPOSURE
                                          --------            --------
Akamai Technologies Inc
Equity Options*                             0.0%                -0.2%
                                         -------               ------
                                            0.0%                -0.2%
                                         -------               ------
Apollo Education Group Inc
Equity Options*                             0.0%                -0.1%
                                         -------               ------
                                            0.0%                -0.1%
                                         -------               ------
Electronic Arts
Equity Options*                            -0.1%                -0.5%
                                         -------               ------
                                           -0.1%                -0.5%
                                         -------               ------
Remaining Underliers
 Common Stock                             -48.2%               -48.2%
                                         -------               ------
Total Securities Sold Short
 and Written Options                      -48.3%               -49.0%
                                         =======               ======


*    Held both long (purchased) and short (written).














--------------------------------------------------------------------------------
                                       9

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                   FUNDS
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK LONG/SHORT OPPORTUNITY FUND, RETAIL CLASS SHARES, VERSUS THE S&P 500 INDEX AND
                     MORNINGSTAR LONG/SHORT EQUITY CATEGORY

------------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIOD ENDED SEPTEMBER 30, 2015
------------------------------------------------------------------------------------------------------------
                                                            ANNUALIZED      ANNUALIZED         ANNUALIZED
                                       ONE YEAR RETURN    3 YEAR RETURN   5 YEAR RETURN*   INCEPTION TO DATE*
------------------------------------------------------------------------------------------------------------
Institutional Class Shares                  -4.00%            0.15%           6.80%              6.05%
------------------------------------------------------------------------------------------------------------
Retail Class Shares                         -4.11%           -0.01%           6.67%              5.95%
------------------------------------------------------------------------------------------------------------
S&P 500 Index                               -0.61%           12.40%          13.34%             12.80%
------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category      -2.41%            4.20%           3.48%              3.16%
------------------------------------------------------------------------------------------------------------

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
Initial Investment Date                                9/30/09     Sep 10     Sep 11     Sep 12     Sep 13     Sep 14     Sep 15
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity, Retail               $10,000     $10,242    $10,708    $14,151    $14,215    $14,751    $14,145
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                          $10,000     $11,016    $11,142    $14,507    $17,313    $20,730    $20,603
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category                 $10,000     $10,160     $9,859    $10,655    $11,647    $12,389    $12,055
------------------------------------------------------------------------------------------------------------------------------------



* Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       10

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                   FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRUCTURAL ALPHA FUND

For the fiscal year ended September 30, 2015, the RiverPark Structural Alpha Fund (the "Fund") gained 0.46% on its Institutional Class Shares and 0.17% on its Retail Class Shares, while the S&P 500 Index lost 0.61% and the Morningstar Market Neutral Category lost 0.40%.

The Fund derives its performance through the combination of three core portfolio components. Each one of these components is designed to address specific trade-offs between risk and return, and the overall risk and return profile of the Fund is achieved through an optimized combination of all three components. In addition, because the strategy is a net seller of options, it typically generates a net positive cash position. This component is held in a collateral account consisting of cash and high-grade, short-duration fixed income positions. For the fiscal year ended September 30, 2015, the performance of each of these components was as follows:

     1. Long Biased Global Index Options: These are packages of call and put options that both help the Fund establish its long bias while creating zones of enhancement and protection around broad equity index returns. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 61.7% and this component returned 1.6%.

     2. Non Directional Global Index Options: The Fund typically shorts a basket of short-dated straddles or strangles in order to take advantage of options that we believe are statistically expensive. This component is market neutral and should perform well in markets that are relatively stable and range-bound. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 40.9% and this component returned 1.4%.

     3. Constant Hedge: This component is a market short, using futures and options, that is designed to reduce the portfolio's exposure to market declines. The exposure is typically between 20% and 40%. This component exists to help protect against sharp downward moves, and as such it's weighting in the portfolio changes based on the weightings of the other two components. For this fiscal year, the average exposure was 27.8% and this component returned -1.0%.

     4. Collateral: The collateral account consisted of cash and Treasury Bills. Given the near-zero returns of cash and cash equivalent securities, the performance of this component was 0.01%.

The Fund seeks to deliver returns over the long term that are similar to those of broad equity markets and volatility that is similar to that of broad fixed income markets. In the beginning of September 2014, the Fund was reclassified from the Morningstar Long/Short Equity Category to the Morningstar Market Neutral Category. Given the Fund's low market exposure, this peer group serves as a more appropriate comparison for the strategy's goals and objectives. The Fund's market exposure has had an actual beta, or net market exposure, of 0.29. The Fund does not adjust its exposure to the markets due to changing conditions or a predictive market view. In addition, the Fund does not rely on security selection for either the long or short components of the portfolio.

The RiverPark Structural Alpha Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices by investing using a portfolio of options that we believe will generate exposure structurally to equity markets with less volatility. The Fund takes a systematic approach to investing in equity markets, with a long bias that we believe will achieve a positive effect on performance by compounding a higher percentage of market gains than losses. The Fund is willing to trade-off opportunities for above average gains in exchange for income that will provide a cushion, and therefore some downside protection, during market declines.

The Fund's investment philosophy is based on the belief that options on market indices are generally overpriced, and therefore, an approach that involves predominantly selling these index options will generate structurally superior risk-adjusted returns. The non-linear profile of options makes them an ideal tool to modify market performance in order to achieve the Fund's objectives. Historically, the actual volatility of underlying indices has been, on average, less than the implied volatilities suggested by the prices of index options.


--------------------------------------------------------------------------------
                                       11

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

We believe that the structural reasons for this persistent spread between implied and realized volatility will continue. By making systematic trade-offs between potential upside participation for the possibility to generate more stable returns, protect against downward moves, and reduce portfolio volatility, we are optimistic that the Fund can achieve its objective of providing long-term capital appreciation while exposing investors to less risk than broad stock market indices.



































This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Market Neutral Category funds attempt to reduce systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. They try to achieve this by matching short positions within each area against long positions. These strategies are often managed as beta-neutral, dollar-neutral, or sector-neutral.

The Performance attribution is gross of fees.


--------------------------------------------------------------------------------
                                       12

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK STRUCTURAL ALPHA FUND, RETAIL CLASS SHARES, VERSUS THE S&P 500 INDEX AND THE
                      MORNINGSTAR MARKET NEUTRAL CATEGORY

---------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIOD ENDED SEPTEMBER 30, 2015
---------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED      ANNUALIZED         ANNUALIZED
                                         ONE YEAR RETURN    3 YEAR RETURN*   5 YEAR RETURN*   INCEPTION TO DATE*
---------------------------------------------------------------------------------------------------------------
Institutional Class Shares                    0.46%             3.53%            5.29%              7.68%
---------------------------------------------------------------------------------------------------------------
Retail Class Shares                           0.17%             3.33%            5.17%              7.60%
---------------------------------------------------------------------------------------------------------------
S&P 500 Index                                -0.61%            12.40%           13.34%              9.12%
---------------------------------------------------------------------------------------------------------------
Morningstar Market Neutral Category          -0.40%             0.78%            0.44%              0.09%
---------------------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
Initial Investment Date                    9/26/08    Sep 08    Sep 09    Sep 10   Sep 11   Sep 12    Sep 13    Sep 14    Sep 15
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha, Retail         $10,000    $10,016   $11,788   $12,985  $13,205  $15,146   $15,862   $16,680   $16,709
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                              $10,000     $9,616    $8,952   $9,861    $9,974  $12,987   $15,498   $18,557   $18,443
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Market Neutral Category        $10,000    $10,023    $9,988   $9,843    $9,699   $9,830   $9,893    $10,103   $10,064
------------------------------------------------------------------------------------------------------------------------------------



* Fund commenced operations on June 28, 2013. The performance data quoted for periods prior to June 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations on September 26, 2008.

For periods after June 28, 2013, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       13

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                        RIVERPARK STRATEGIC INCOME FUND

For the fiscal year ended September 30, 2015, the RiverPark Strategic Income Fund (the "Fund") lost 1.63% and 1.98% on its Institutional Class Shares and Retail Class Shares, respectively, while the Barclays U.S. Aggregate Bond Index gained 2.94% and the Morningstar Multisector Bond Category lost 1.85%.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares lost 0.36% for December quarter, gained 1.44% for the March quarter, lost 0.02% for the June quarter, and lost 2.66% in the September quarter.

The Fund realized positive contributions from its investments in four of its seven categories of investment. The Fund realized a contribution to its performance of 1.30% in its RiverPark Short Term High Yield Bond Fund Overlap investments, 0.49% in Off the Beaten Path, 0.10% in Interest Rate Resets (floaters, cushion bonds), and 0.03% in Hedges category. The Fund had detraction to its performance of 1.40% in Priority Based (Above the Fray), 0.73% in Buy & Hold "Money Good" investments and 0.58% in the Other (ABS) category of investments.

As of September 30, 2015, the Fund's net assets were weighted by category as follows: 35.89% was held in RiverPark Short Term High Yield Bond Fund Overlap investments, 33.41% in the Buy & Hold "Money Good" category, 6.72% in Off The Beaten Path, 6.32% in Other (ABS), 6.2% in the Priority Based (Above the Fray), 3.37% in Interest Rate Resets (floaters, cushion bonds), with the remaining 8.09% in cash and cash equivalents. Across all categories, 68.6% of the net assets were held in high yield securities and 23.2% was held in investment grade securities. The Fund held 89 positions as of this date, 20 of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category and 69 of which were not.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund's investment objective. The Fund will primarily invest in both investment grade and non-investment grade "Money Good" securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

"Money Good" is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings comprised of Moody's, Standard & Poors, Fitch & DBRS, Ltd.






This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.


--------------------------------------------------------------------------------
                                       14

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK STRATEGIC INCOME FUND, RETAIL CLASS SHARES, VERSUS THE BARCLAYS U.S. AGGREGATE
              BOND INDEX AND MORNINGSTAR MULTISECTOR BOND CATEGORY


--------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                               PERIOD ENDED SEPTEMBER 30, 2015
--------------------------------------------------------------------------------
                                                                  ANNUALIZED
                                          ONE YEAR RETURN     INCEPTION TO DATE*
--------------------------------------------------------------------------------
Institutional Class Shares                     -1.63%              2.67%
--------------------------------------------------------------------------------
Retail Class Shares                            -1.98%              2.38%
--------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index              2.94%              3.45%
--------------------------------------------------------------------------------
Morningstar Multisector Bond Category          -1.85%              1.93%
--------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
Initial Investment Date                 9/30/13    Dec 13     Mar 14    Jun 14    Sep 14   Dec 14   Mar 15    Jun 15    Sep 15
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund,
 Retail                                 $10,000    $10,248    $10,515   $10,706   $10,693  $10,648  $10,795   $10,786   $10,481
------------------------------------------------------------------------------------------------------------------------------------
Barclays US Aggregate Bond Index        $10,000     $9,986    $10,170   $10,378   $10,396  $10,582  $10,752   $10,571   $10,701
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Multi-Sector Bond Category  $10,000    $10,197    $10,436   $10,694   $10,586  $10,547  $10,698   $10,621   $10,390
------------------------------------------------------------------------------------------------------------------------------------



* Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       15

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

                          RIVERPARK FOCUSED VALUE FUND

For the fiscal period ended September 30, 2015, the RiverPark Focused Value Fund (the "Fund") lost 14.40% on both Institutional and Retail Class Shares, while the Russell 1000 Value Index lost 8.30% and the Morningstar Large Value category lost 8.57%.

Investment results for the fiscal period were not uniform across quarters. The Institutional Class Shares lost 0.30% for the June quarter, and 14.14% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Industrials, Information Technology, Financials and Health Care. The Fund's worst fiscal year-to-date performing sectors were Consumer Discretionary, Energy, Materials and Utilities. The Fund's best fiscal year-to-date performers were AutoZone, McDonalds, Avago Technologies, Liberty Global Lilac and LyondellBasell Industries. The Fund's worst fiscal year-to-date performers were Las Vegas Sands, CF Industries Holdings, Calpine, Helmerich & Payne and Valeant Pharmaceuticals International.

RiverPark Value seeks long-term capital appreciation by investing in large capitalization US equity securities that the Fund's Investment Advisor believes are trading at substantial discounts to intrinsic value. The Fund is a high conviction strategy and intends to be concentrated, with generally 20-25 investments. The Fund's investments will generally fall into two categories: high-quality businesses at reasonable prices and businesses impacted by temporary challenges. The Fund seeks to invest in businesses that are durable and predictable, run by shareholder-oriented management teams and where we believe our internally generated projections of future cash flows when combined with conservative valuation metrics can lead to expected returns in excess of 15% annually over a 3-5 year holding period. The Fund's investment approach is bottom-up, fundamental, rigorous, research-intensive value-investing. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.









This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Morningstar Large Value Category measures the performance of large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.


--------------------------------------------------------------------------------
                                       16

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK FOCUSED VALUE FUND, RETAIL CLASS SHARES, VERSUS THE RUSSELL 1000 VALUE INDEX AND
                        MORNINGSTAR LARGE VALUE CATEGORY


--------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                              PERIOD ENDED SEPTEMBER 30, 2015
--------------------------------------------------------------------------------
                                               CUMULATIVE INCEPTION TO DATE*
--------------------------------------------------------------------------------
Institutional Class Shares                              -14.40%
--------------------------------------------------------------------------------
Retail Class Shares                                     -14.40%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                 -8.30%
--------------------------------------------------------------------------------
Morningstar Large Value Category                         -8.57%
--------------------------------------------------------------------------------



                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------
Initial Investment Date                         3/31/15     Jun 15     Sep 15
--------------------------------------------------------------------------------
RiverPark Focused Value Fund, Retail            $10,000      $9,970    $8,560
--------------------------------------------------------------------------------
Russell 1000 Value Index                        $10,000     $10,011    $9,170
--------------------------------------------------------------------------------
Morningstar Large Value Category                $10,000      $9,989    $9,143
--------------------------------------------------------------------------------



* Fund commenced operations on March 31, 2015.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------
                                       17

[LOGO OMITTED]     RIVERPARK                         RIVERPARK LARGE GROWTH FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


SECTOR WEIGHTING+

31.1% Financials

25.7% Information Technology

20.3% Consumer Discretionary

7.8% Energy

6.6% Short Term Investments

4.5% Health Care

2.6% Materials

1.4% Telecommunication Services

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
DESCRIPTION                                       SHARES           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 92.0%**
  Consumer Discretionary -- 19.9%
     CarMax*                                      45,717           $   2,712
     Dollar Tree*                                 45,405               3,027
     Dollarama^                                   18,322               1,237
     Las Vegas Sands                              56,894               2,160
     Priceline Group*                              2,553               3,158
     Starbucks                                    27,468               1,561
     Walt Disney                                  19,727               2,016
                                                                   ---------
                                                                      15,871
                                                                   ---------
  Energy -- 7.7%
     Cabot Oil & Gas, Cl A                        36,810                 805
     EOG Resources                                22,112               1,610
     Schlumberger                                 30,088               2,075
     Southwestern Energy*                        127,055               1,612
                                                                   ---------
                                                                       6,102
                                                                   ---------
  Financials -- 30.6%
     Affiliated Managers Group*                    9,326               1,595
     American Express                             20,265               1,502
     American Tower REIT, Cl A                    31,576               2,778
     Charles Schwab                               78,765               2,249
     CME Group, Cl A                              26,183               2,428
     Equinix REIT                                 13,956               3,816
     Intercontinental Exchange                     3,832                 901
     Realogy Holdings*                            94,927               3,572
     TD Ameritrade Holding                        71,876               2,288
     The Blackstone Group LP (a)                 102,197               3,237
                                                                   ---------
                                                                      24,366
                                                                   ---------
  Health Care -- 4.4%
     Intuitive Surgical*                           2,286               1,051
     Perrigo                                      15,661               2,463
                                                                   ---------
                                                                       3,514
                                                                   ---------
  Information Technology -- 25.4%
     Alliance Data Systems*                        7,882               2,041
     Apple                                        20,751               2,289
     eBay*                                        72,469               1,771



--------------------------------------------------------------------------------
                                               SHARES/FACE
DESCRIPTION                                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
     Facebook, Cl A*                              36,048        $      3,241
     Google, Cl A*                                 4,021               2,567
     Google, Cl C*                                 4,252               2,587
     Mastercard, Cl A                             22,528               2,030
     QUALCOMM                                     14,778                 794
     Trimble Navigation*                          50,264                 825
     Visa, Cl A                                   29,081               2,026
                                                                   ---------
                                                                      20,171
                                                                   ---------
  Materials -- 2.6%
     Ecolab                                        7,127                 782
     Monsanto                                      9,923                 847
     Praxair                                       4,388                 447
                                                                   ---------
                                                                       2,076
                                                                   ---------
  Telecommunication Services -- 1.4%
     SBA Communications, Cl A*                    10,841               1,135
                                                                   ---------
Total Common Stock
  (Cost $69,708) (000)                                                73,235
                                                                   ---------
Time Deposit -- 6.5%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $5,136) (000)                     $  5,136               5,136
                                                                   ---------
Total Investments -- 98.5%
  (Cost $74,844) (000)                                             $  78,371
                                                                   =========

As of September 30, 2015, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $79,597 (000).

*    Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

^    Traded in Canadian Dollar.

(a) Security considered Master Limited Partnership. At September 30, 2015, these securities amounted to $3,237 (000) or 4.1% of Net Assets.

Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       18

[LOGO OMITTED]     RIVERPARK                            RIVERPARK/WEDGEWOOD FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

31.5% Information Technology

15.7% Financials

12.7% Consumer Discretionary

12.5% Energy

10.6% Health Care

10.4% Industrials

6.2% Consumer Staples

0.4% Time Deposit

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
DESCRIPTION                                     SHARES           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 99.6%**
  Consumer Discretionary -- 12.7%
     Coach                                     3,478,000           $ 100,619
     LKQ*                                      2,590,000              73,452
     Priceline Group*                            74,700               92,393
                                                                   ---------
                                                                     266,464
                                                                   ---------
  Consumer Staples -- 6.2%
     Kraft Heinz                                 749,000              52,864
     Mead Johnson Nutrition                    1,087,000              76,525
                                                                   ---------
                                                                     129,389
                                                                   ---------
  Energy -- 12.5%
     Core Laboratories                           625,500              62,425
     National Oilwell Varco                    2,328,000              87,649
     Schlumberger                              1,601,000             110,421
                                                                   ---------
                                                                     260,495
                                                                   ---------
  Financials -- 15.7%
     Berkshire Hathaway, Cl B*                 1,440,000             187,776
     M&T Bank                                  1,151,000             140,365
                                                                   ---------
                                                                     328,141
                                                                   ---------
  Health Care -- 10.6%
     Express Scripts Holding*                  1,632,000             132,127
     Perrigo                                     244,000              38,374
     Varian Medical Systems*                     680,000              50,170
                                                                   ---------
                                                                     220,671
                                                                   ---------
  Industrials -- 10.4%
     Cummins                                     550,000              59,719
     Stericycle*                                 469,000              65,336
     Verisk Analytics, Cl A*                   1,238,000              91,501
                                                                   ---------
                                                                     216,556
                                                                   ---------
  Information Technology -- 31.5%
     Apple                                     1,553,000             171,296
     Cognizant Technology Solutions, Cl A*     1,926,000             120,587
     Google, Cl A*                               134,000              85,541
     PayPal Holdings*                          1,693,000              52,551
     QUALCOMM                                  2,946,000             158,289



--------------------------------------------------------------------------------
                                               SHARES/FACE
DESCRIPTION                                   AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
     Visa, Cl A                                1,010,000          $   70,356
                                                                   ---------
                                                                     658,620
                                                                   ---------
Total Common Stock
  (Cost $2,011,533) (000)                                          2,080,336
                                                                   ---------
Time Deposit -- 0.4%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $8,274) (000)                   $    8,274               8,274
                                                                   ---------
Total Investments -- 100.0%
  (Cost $2,019,807) (000)                                         $2,088,610
                                                                   =========


As of September 30, 2015, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $2,087,871 (000).

*    Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl -- Class









    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       19

[LOGO OMITTED]     RIVERPARK                RIVERPARK SHORT TERM HIGH YIELD FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

83.4% Consumer Discretionary

9.2% Loan Participation Notes

7.4% Time Deposit

0.0% Financials

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
                                               FACE AMOUNT
DESCRIPTION                                       (000)           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 85.6%
  Consumer Discretionary -- 21.6%
     Accuride
        9.500%, 08/01/18                      $   13,791           $  13,894
     American Achievement
        10.875%, 04/15/16 (a)                     24,617              24,432
     Brightstar
        9.500%, 12/01/16 (a)                      32,961              33,291
     Cablevision Systems
        8.625%, 09/15/17                          15,487             16,184
     Cambium Learning Group
        9.750%, 02/15/17                          11,087              11,142
     Checkers Drive-In Restaurants
        11.000%, 12/01/17 (a)                     16,450              17,519
     Graton Economic Development
      Authority
        9.625%, 09/01/19 (a)                       3,900               4,182
     HD Supply
        11.000%, 04/15/20                         42,085              46,820
     Office Depot
        9.750%, 03/15/19 (a)                       7,228               7,617
     Pittsburgh Glass Works
        8.000%, 11/15/18 (a)                      12,514              13,014
                                                                   ---------
                                                                     188,095
                                                                   ---------
  Consumer Staples -- 6.8%
     Central Garden and Pet
        8.250%, 03/01/18                          24,729              25,100
     US Foods
        8.500%, 06/30/19                          32,554              33,775
                                                                   ---------
                                                                      58,875
                                                                   ---------
  Energy -- 1.3%
     Sabine Pass LNG
        7.500%, 11/30/16                          11,355              11,667
                                                                   ---------
  Financials -- 4.8%
     Homefed
        6.500%, 06/30/18 (a)                      30,955              31,110
     Omega Healthcare Investors
        6.750%, 10/15/22 ++                        1,000               1,039



--------------------------------------------------------------------------------
                                              FACE AMOUNT
DESCRIPTION                                      (000)           VALUE (000)
--------------------------------------------------------------------------------
     Realogy Group
        3.375%, 05/01/16 (a)                  $    9,800           $   9,776
                                                                   ---------
                                                                      41,925
                                                                   ---------
  Health Care -- 5.8%
     Alere
        8.625%, 10/01/18                          45,264              46,240
     Prospect Medical Holdings
        8.375%, 05/01/19 (a)                       4,137               4,333
                                                                   ---------
                                                                      50,573
                                                                   ---------
  Industrials -- 19.2%
     AVINTIV Specialty Materials
        7.750%, 02/01/19                          44,376              46,096
     Building Materials Corp of America
        6.750%, 05/01/21 (a)                      29,516              31,545
     Dispensing Dynamics International
        12.500%, 01/01/18 (a)                      1,259               1,215
     Dycom Investments
        7.125%, 01/15/21                          25,240              26,587
     FTI Consulting
        6.750%, 10/01/20                           2,795               2,889
     Quality Distribution
        9.875%, 11/01/18                          39,740              41,027
     Roofing Supply Group
        10.000%, 06/01/20 (a)                     16,611              17,857
                                                                   ---------
                                                                     167,216
                                                                   ---------
  Information Technology -- 7.3%
     Audatex North America
        6.000%, 06/15/21 (a)                      12,432              12,503
     Sophia
        9.750%, 01/15/19 (a)                      31,255              33,622
     SunGard Data Systems
        7.375%, 11/15/18                          17,003              17,386
                                                                   ---------
                                                                      63,511
                                                                   ---------
  Materials -- 7.1%
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16 (a)                      19,480              19,261
     Optima Specialty Steel
        12.500%, 12/15/16 (a)                     21,564              20,378
     Rockwood Specialties Group
        4.625%, 10/15/20                          20,950              21,690
                                                                   ---------
                                                                      61,329
                                                                   ---------
  Telecommunication Services -- 11.7%
     Goodman Networks
        12.125%, 07/01/18                         10,719               5,655
     Level 3 Financing
        3.914%, 01/15/18 (b)                      10,151              10,176
     Qwest
        7.200%, 11/10/26                          37,370              37,527


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       20

[LOGO OMITTED]     RIVERPARK                RIVERPARK SHORT TERM HIGH YIELD FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             FACE AMOUNT
DESCRIPTION                                 (000)/SHARES          VALUE (000)
--------------------------------------------------------------------------------
     Sprint Communications
        6.000%, 12/01/16                      $   12,069           $  11,918
     Telesat Canada
        6.000%, 05/15/17 (a)                      36,143              36,414
                                                                   ---------
                                                                     101,690
                                                                   ---------
Total Corporate Obligations
  (Cost $756,352) (000)                                              744,881
                                                                   ---------
Preferred Stock -- 0.0%
     Affiliated Managers Group
        5.250%, 10/15/22                           1,788                  45
     Ares Capital
        7.750%, 10/15/40                          14,358                 359
     PS Business Parks
        6.875%, 12/31/49 ++                        2,000                  50
     Public Storage
        6.500%, 12/31/49 ++                          325                   8
                                                                   ---------
Total Preferred Stock
  (Cost $464) (000)                                                      462
                                                                   ---------
Bank Loan Obligations -- 9.4%
     Accellent
        4.500%, 03/12/21 (c)                       5,653               5,640
     Energy Future Holdings
        4.250%, 06/19/16                          43,100              42,938
     Lee Enterprises
        7.250%, 03/31/19                          13,820              13,821
     Mediacom Communications
        3.160%, 10/23/17                           9,509               9,470
     SunGard Data
        3.945%, 02/28/17 (c)                       4,631               4,624
     SunGard Data Systems
        4.000%, 03/08/20 (c)                       5,286               5,278
                                                                   ---------
Total Bank Loan Obligations
  (Cost $82,180) (000)                                                81,771
                                                                   ---------
Time Deposit -- 7.6%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $66,203)                            66,203              66,203
                                                                   ---------
Total Investments -- 102.6%
  (Cost $905,199) (000)                                            $ 893,317
                                                                   =========

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund's investments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S.
GAAP:

INVESTMENTS IN SECURITIES           LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
-------------------------           -------      -------    -------    ---------
  Corporate Obligations            $     --    $ 744,881   $     --    $ 744,881
  Preferred Stock                       462           --         --          462
  Bank Loan Obligations                  --       81,771         --       81,771
  Time Deposit                       66,203           --         --       66,203
                                   --------    ---------   --------    ---------
Total Investments in Securities    $ 66,665    $ 826,652   $     --    $ 893,317
                                   ========    =========   ========    =========

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $870,270 (000).

(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Variable rate security -- Rate disclosed is the rate in effect on September 30, 2015.

(c)  Unsettled bank loan.

++   Real Estate Investment Trust

Amounts designated as "--" are $0 or rounded to $0.






    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       21

[LOGO OMITTED]     RIVERPARK               RIVERPARK LONG/SHORT OPPORTUNITY FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

33.1% Financials

23.0% Information Technology

18.3% Consumer Discretionary

10.4% Time Deposit

8.4% Energy

4.4% Health Care

1.3% Telecommunication Services

1.1% Materials

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
DESCRIPTION                                       SHARES           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 87.9%**
  Consumer Discretionary -- 17.9%
     CarMax*                                      63,160           $   3,747
     Dollar Tree*(a)(b)                           34,403               2,294
     Dollarama ++                                 33,878               2,288
     Imax*(a)                                     51,844               1,752
     Las Vegas Sands(a)(b)                        73,407               2,787
     Priceline Group*(a)(b)                        3,412               4,220
     Starbucks(a)                                 39,689               2,256
     Walt Disney(a)(b)                             4,672                 477
                                                                   ---------
                                                                      19,821
                                                                   ---------
  Energy -- 8.2%
     Cabot Oil & Gas (a)(b)                       39,587                 865
     EOG Resources                                31,657               2,305
     Marathon Petroleum                           30,409               1,409
     Schlumberger(a)(b)                           29,454               2,031
     Southwestern Energy*(a)(b)                  192,663               2,445
                                                                   ---------
                                                                       9,055
                                                                   ---------
  Financials -- 32.5%
     Affiliated Managers Group*                   13,848               2,368
     American Express(a)                          30,943               2,294
     American Tower REIT, Cl A (a)(b)             33,985               2,990
     Charles Schwab(a)                           126,858               3,623
     CME Group, ClA (a)(b)                        28,991               2,689
     Equinix(a)                                   18,381               5,025
     Intercontinental Exchange                     5,686               1,336
     Realogy Holdings*(a)                        155,272               5,843
     TD Ameritrade Holding (a)                   108,410               3,452
     The Blackstone Group LP (a)(c)              196,724               6,230
                                                                   ---------
                                                                      35,850
                                                                   ---------
  Health Care -- 4.3%
     Intuitive Surgical*(a)                        3,429               1,576
     Perrigo                                      20,287               3,190
                                                                   ---------
                                                                       4,766
                                                                   ---------


--------------------------------------------------------------------------------
                                               SHARES/FACE
DESCRIPTION                                    AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
  Information Technology -- 22.6%
     Alliance Data Systems*(a)(b)                  9,250           $   2,395
     Apple(a)(b)                                  23,034               2,541
     eBay*(b)                                     33,473                 818
     Facebook, Cl A*                              50,295               4,522
     Google, ClA* (a)(b)                           5,621               3,588
     Google, ClC* (a)(b)                           5,615               3,416
     Mastercard, ClA (a)(b)                       12,058               1,087
     QUALCOMM(a)(b)                               21,613               1,161
     Trimble Navigation*(a)                       70,005               1,150
     Visa, ClA (a)(b)                             31,739               2,211
     WebMD Health, Cl A*                          50,529               2,013
                                                                   ---------
                                                                      24,902
                                                                   ---------
  Materials -- 1.1%
     Monsanto(a)                                  13,847               1,182
                                                                   ---------
  Telecommunication Services -- 1.3%
     SBA Communications, ClA* (a)(b)              13,584               1,423
                                                                   ---------
Total Common Stock
  (Cost $87,701) (000)                                                96,999
                                                                   ---------
Time Deposit -- 9.3%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $10,298) (000)                    $ 10,298              10,298
                                                                   ---------
Total Investments -- 97.2%
  (Cost $97,999) (000)                                             $ 107,297
                                                                   =========
Schedule of Securities Sold Short
Common Stock -- (48.2)%
  Consumer Discretionary -- (21.5)%
     Abercrombie & Fitch, Cl A                   (13,747)          $    (291)
     Apollo Education Group, Cl A*               (22,316)               (247)
     Best Buy                                    (24,722)               (918)
     CBS, Cl B                                   (17,040)               (680)
     Crocs*                                      (44,180)               (571)
     DeVry Education Group                       (13,761)               (374)
     Dick's Sporting Goods                       (23,358)             (1,159)
     GameStop, Cl A                              (10,991)               (453)
     Gannett                                     (46,446)               (684)
     Gap                                         (26,274)               (749)
     Garmin                                      (22,952)               (824)
     GNC Holdings, Cl A                          (12,654)               (511)
     Guess?                                      (41,709)               (891)
     Hibbett Sports*                             (15,177)               (531)
     K12*                                        (64,360)               (801)
     Kohl's                                      (24,218)             (1,122)
     Live Nation Entertainment*                  (34,561)               (831)
     Lululemon Athletica*                        (17,792)               (901)
     Macy's                                      (14,830)               (761)
     Omnicom Group                               (17,154)             (1,131)
     Publicis Groupe                             (16,411)             (1,118)




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       22

[LOGO OMITTED]     RIVERPARK               RIVERPARK LONG/SHORT OPPORTUNITY FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESCRIPTION                                       SHARES           VALUE (000)
--------------------------------------------------------------------------------
     Scripps Networks Interactive, Cl A          (26,226)          $  (1,290)
     Six Flags Entertainment                     (27,010)             (1,236)
     Sony ADR                                    (41,564)             (1,018)
     Staples                                     (46,717)               (548)
     Starz - Liberty Capital*                    (32,193)             (1,202)
     TEGNA                                       (21,168)               (474)
     Thomson Reuters                             (17,521)               (705)
     Twenty-First Century Fox, Cl A              (31,724)               (856)
     WPP                                         (43,386)               (901)
                                                                   ---------
                                                                     (23,778)
                                                                   ---------
  Consumer Staples -- (1.5)%
     Coca-Cola                                   (27,589)             (1,107)
     Kroger                                      (16,678)               (602)
                                                                   ---------
                                                                      (1,709)
                                                                   ---------
  Financials -- (2.3)%
     Green Dot, Cl A*                            (80,311)             (1,413)
     Iron Mountain REIT                          (36,163)             (1,122)
                                                                   ---------
                                                                      (2,535)
                                                                   ---------
  Health Care -- (0.6)%
     Cerner*                                     (10,373)               (622)
                                                                   ---------
  Industrials -- (2.9)%
     Generac Holdings*                           (13,108)               (394)
     Nielsen Holdings                            (30,976)             (1,378)
     Pitney Bowes                                (44,326)               (880)
     Tyco International                          (15,687)               (525)
                                                                   ---------
                                                                      (3,177)
                                                                   ---------
  Information Technology -- (16.2)%
     Akamai Technologies*                        (15,236)             (1,052)
     Alibaba Group Holding ADR*                  (10,276)               (606)
     Cimpress*                                   (21,968)             (1,672)
     Corning                                     (49,177)               (842)
     EMC                                         (23,822)               (575)
     Flextronics International*                  (83,111)               (876)
     Infosys ADR                                 (67,559)             (1,290)
     Intel                                       (27,503)               (829)
     International Business Machines              (4,120)               (597)
     j2 Global                                   (16,808)             (1,191)
     Lexmark International, Cl A                 (35,497)             (1,029)
     Microsoft                                   (31,714)             (1,404)
     NetApp                                      (18,376)               (544)
     NVIDIA                                      (33,070)               (815)
     Oracle                                      (22,849)               (825)
     SAP ADR                                     (12,974)               (841)
     Teradata*                                   (14,912)               (432)
     Western Union                               (72,607)             (1,333)
     Zillow Group, Cl A*                         (13,974)               (401)
     Zillow Group, Cl C*                         (27,948)               (755)
                                                                   ---------
                                                                     (17,909)
                                                                   ---------


--------------------------------------------------------------------------------
                                                 SHARES/
DESCRIPTION                                     CONTRACTS          VALUE (000)
--------------------------------------------------------------------------------
  Telecommunication Services -- (3.2)%
     AT&T                                        (38,165)          $  (1,244)
     CenturyLink                                 (28,913)               (726)
     Cogent Communications Holdings              (18,976)               (515)
     Verizon Communications                      (24,364)             (1,060)
                                                                   ---------
                                                                      (3,545)
                                                                   ---------
Total Common Stock
  (Proceeds $57,504) (000)                                           (53,275)
                                                                   ---------
Total Securities Sold Short
  (Proceeds $57,504) (000)                                         $ (53,275)
                                                                   =========
Schedule of Open Options Purchased
Purchased Options -- 0.2% *#
     Akami Technologies, Put Option
       Expires 01/15/16, Strike Price $55             53           $       5
     Apollo Group, Put Option
       Expires 01/15/16, Strike Price $27            104                 161
     Electronic Arts, Put Option
       Expires 01/15/16, Strike Price $40             85                   1
     Las Vegas Sands, Call Option
       Expires 01/15/16, Strike Price $77.50         406                   2
     Wynn Resorts, Call Option
       Expires 01/15/16, Strike Price $219           138                   2
                                                                   ---------
Total Purchased Options
(Cost $260) (000)                                                  $     171
                                                                   =========
Schedule of Open Options Written
Written Options -- (0.1)% *#
     Akami Technologies, Call Option
       Expires 01/15/16, Strike Price $75            (53)          $     (13)
     Apollo Group, Call Option
       Expires 01/15/16, Strike Price $40           (104)                 --
     Electronic Arts, Call Option
       Expires 01/15/16, Strike Price $55            (85)               (116)
                                                                   ---------
Total Written Options
(Premiums Received $70) (000)                                      $    (129)
                                                                   =========


#   See Note 2 in Notes to Financial Statements for additional information.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       23

[LOGO OMITTED]     RIVERPARK               RIVERPARK LONG/SHORT OPPORTUNITY FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund's investments, securities sold short, and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities             Level 1      Level 2      Level 3      Total
-------------------------            ---------     --------     -------     -------
  Common Stock                       $  96,999     $    --      $   --     $  96,999
  Time Deposit                          10,298          --          --        10,298
                                     ---------     -------      ------     ---------
Total Investments in Securities      $ 107,297     $    --      $   --     $ 107,297
                                     =========     =======      ======     =========

Securities Sold Short                 Level 1      Level 2      Level 3      Total
---------------------                ---------     --------     -------     -------
  Common Stock                       $ (53,275)    $    --      $   --     $ (53,275)
                                     ---------     -------      ------     ---------
Total Securities Sold Short          $ (53,275)    $    --      $   --     $  53,275)
                                     =========     =======      ======     =========

Other Financial Instruments           Level 1      Level 2      Level 3      Total
---------------------------          ---------     --------     -------     -------
  Purchased Options                  $     171     $    --      $   --     $     171
  Written Options                         (129)         --          --          (129)
  Total Return Swaps^                       --          --          --           --
                                     ---------     -------      ------     ---------
Total Other Financial Instruments    $      42     $    --      $   --     $      42
                                     =========     =======      ======     =========

^ As of September 30, 2015, the swaps are considered Level 2. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.


































    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       24

[LOGO OMITTED]     RIVERPARK               RIVERPARK LONG/SHORT OPPORTUNITY FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


A list of open swap agreements held by the Fund at September 30, 2015 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL RETURN SWAPS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NET UNREALIZED
                                                                                                             NOTIONAL   APPRECIATION
                  REFERENCE ENTITY/                                                 TERMINATION               AMOUNT  (DEPRECIATION)
COUNTERPARTY      OBLIGATION                       FUND PAYS        FUND RECEIVES      DATE       CONTRACTS    (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International   Alliance Data Systems   Fed Funds 1-Day + 0.45%   Total Return     09/13/16       2,156    $  558      $    --
Goldman Sachs
  International   American Tower REIT     Fed Funds 1-Day + 0.45%   Total Return     10/14/15       9,923       873           --
Goldman Sachs
  International   Apple                   Fed Funds 1-Day + 0.45%   Total Return     08/04/16       4,501       496           --
Goldman Sachs
  International   Cabot Oil & Gas         Fed Funds 1-Day + 0.45%   Total Return     10/14/15       8,601       188           --
Goldman Sachs
  International   CME Group               Fed Funds 1-Day + 0.45%   Total Return     10/14/15       7,191       667           --
Goldman Sachs
  International   Dollar Tree             Fed Funds 1-Day + 0.45%   Total Return     09/28/16      28,550     1,903           --
Goldman Sachs
  International   eBay                    Fed Funds 1-Day + 0.45%   Total Return     06/14/16      67,136     1,641           --
Goldman Sachs
  International   Google, Cl A            Fed Funds 1-Day + 0.45%   Total Return     09/09/16         379       242           --
Goldman Sachs
  International   Google, Cl C            Fed Funds 1-Day + 0.45%   Total Return     09/09/16         808       492           --
Goldman Sachs
  International   Las Vegas Sands         Fed Funds 1-Day + 0.45%   Total Return     09/09/16       7,126       271           --
Goldman Sachs
  International   Mastercard              Fed Funds 1-Day + 0.45%   Total Return     09/06/16      19,358     1,745           --
Goldman Sachs
  International   Priceline Group         Fed Funds 1-Day + 0.45%   Total Return     06/06/16          66        82           --
Goldman Sachs
  International   QUALCOMM                Fed Funds 1-Day + 0.45%   Total Return     11/16/15       2,775       149           --
Goldman Sachs
  International   SBA Communications      Fed Funds 1-Day + 0.45%   Total Return     10/14/15         842        88           --
Goldman Sachs
  International   Schlumberger            Fed Funds 1-Day + 0.45%   Total Return     09/06/16      15,391     1,062           --
Goldman Sachs
  International   Southwestern Energy     Fed Funds 1-Day + 0.45%   Total Return     06/14/16      71,196       903           --
Goldman Sachs
  International   Visa                    Fed Funds 1-Day + 0.45%   Total Return     06/06/16       8,734       608           --
Goldman Sachs
  International   Walt Disney             Fed Funds 1-Day + 0.45%   Total Return     08/04/16      22,528     2,302           --
                                                                                                                          ------
                                                                                                                          $   --
                                                                                                                          ======

     Percentages are based on Net Assets of $110,442 (000).

*    Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

++   Traded in Canadian Dollar.

(a) Some or all is pledged as collateral for securities sold short and open options written in the total amount of $39,856 (000).

(b)  Underlying security for a total return swap.

(c) Security considered Master Limited Partnership. At September 30, 2015, these securities amounted to $6,230 (000) or 5.6% of Net Assets.

ADR -- American Depositary Receipt
Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

Amounts designated as "-- " are $0 or rounded to $0.












    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       25

[LOGO OMITTED]     RIVERPARK                     RIVERPARK STRUCTURAL ALPHA FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

54.8% U.S. Treasury Obligations

45.2% Time Deposit

+ Percentages are based on total investments.



--------------------------------------------------------------------------------
                                               FACE AMOUNT
                                                  (000)/
DESCRIPTION                                     CONTRACTS         VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
U.S. TREASURY OBLIGATIONS -- 46.5%
     U.S. Treasury Bill(a)(b)
       0.050%, 11/27/15                         $  1,800           $   1,800
       0.022%, 10/29/15                            3,500               3,500
       0.015%, 11/19/15                            1,500               1,500
       0.000%, 01/21/16                            1,500               1,500
                                                                   ---------
Total U.S. Treasury Obligations
  (Cost $8,300) (000)                                                  8,300
                                                                   ---------
Time Deposit -- 38.3%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $6,851) (000)                        6,851               6,851
                                                                   ---------
Total Investments -- 84.8%
  (Cost $15,151) (000)                                             $  15,151
                                                                   =========
Schedule of Open Options Purchased
Purchased Options -- 1.9% *++
     CBOE S&P 500 Index, Call Option
       Expires 02/29/16, Strike Price $1,925           9           $      75
       Expires 06/30/16, Strike Price $2,100          14                  55
       Expires 12/31/15, Strike Price $2,075           6                   6
       Expires 01/29/16, Strike Price $2,100           6                   7
       Expires 03/31/16, Strike Price $2,100          15                  33
       Expires 11/30/15, Strike Price $2,100           6                   1
       Expires 12/31/15, Strike Price $2,025          10                  22
     NASDAQ Euro Index, Call Option
       Expires 06/17/16, Strike Price $4,475           4                  65
     S&P 500 Index, Call Option
       Expires 03/18/16, Strike Price $2,100          10                  20
       Expires 06/17/16, Strike Price $2,050          10                  54
                                                                   ---------
Total Purchased Options
(Cost $1,066) (000)                                                $     338
                                                                   =========


--------------------------------------------------------------------------------
DESCRIPTION                                       CONTRACTS        VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF OPEN OPTIONS WRITTEN
WRITTEN OPTIONS -- (4.1)% *++
     C2 S&P 500 Index, Call Option
       Expires 10/16/15, Strike Price $2,075          (3)          $      --
     C2 S&P 500 Index, Put Option
       Expires 10/16/15, Strike Price $1,925          (3)                (13)
     CBOE S&P 500 Index, Call Option
       Expires 10/02/15, Strike Price $2,000          (2)                 --
       Expires 06/30/16, Strike Price $2,250         (14)                 (13)
       Expires 11/30/15, Strike Price $2,175          (6)                 --
       Expires 02/29/16, Strike Price $2,025          (9)                (34)
       Expires 10/30/15, Strike Price $1,950          (3)                 (8)
       Expires 12/31/15, Strike Price $2,175         (10)                 (1)
       Expires 12/31/15, Strike Price $2,150          (6)                 (1)
       Expires 10/09/15, Strike Price $2,040          (3)                 --
       Expires 10/09/15, Strike Price $2,015          (4)                 (2)
       Expires 03/31/16, Strike Price $2,200         (15)                 (9)
       Expires 10/23/15, Strike Price $2,000          (4)                 (3)
       Expires 01/29/16, Strike Price $2,175          (6)                 (2)
       Expires 10/30/15, Strike Price $1,995          (5)                 (6)
       Expires 10/23/15, Strike Price $2,025          (3)                 (1)
     CBOE S&P 500 Index, Put Option
       Expires 10/02/15, Strike Price $1,800          (2)                 --
       Expires 06/30/16, Strike Price $1,950          (7)               (114)
       Expires 11/30/15, Strike Price $2,100          (2)                (39)
       Expires 02/29/16, Strike Price $1,925          (3)                (33)
       Expires 12/31/15, Strike Price $2,075          (2)                (36)
       Expires 12/31/15, Strike Price $1,875          (5)                (34)
       Expires 10/30/15, Strike Price $1,800          (3)                 (5)
       Expires 10/09/15, Strike Price $1,890          (3)                 (6)
       Expires 10/09/15, Strike Price $1,865          (4)                 (5)
       Expires 03/31/16, Strike Price $1,950          (5)                (67)
       Expires 10/23/15, Strike Price $1,825          (3)                 (5)
       Expires 01/29/16, Strike Price $2,100          (2)                (42)
       Expires 10/30/15, Strike Price $1,845          (5)                (12)
       Expires 10/23/15, Strike Price $1,850          (4)                 (9)
     NASDAQ Euro Index, Call Option
       Expires 06/17/16, Strike Price $4,825          (4)                (24)
     NASDAQ Euro Index, Put Option
       Expires 06/17/16, Strike Price $4,150          (2)                (65)
     S&P 500 Index, Call Option
       Expires 03/18/16, Strike Price $2,250         (10)                 (4)
       Expires 06/17/16, Strike Price $2,250         (10)                 (8)
     S&P 500 Index, Put Option
       Expires 03/18/16, Strike Price $1,975          (5)                (72)
       Expires 06/17/16, Strike Price $1,875          (5)                (64)
                                                                   ---------
Total Written Options
(Premiums Received $997) (000)                                     $    (737)
                                                                   =========

++   See Note 2 in Notes to Financial Statements for additional information.





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       26

[LOGO OMITTED]     RIVERPARK                     RIVERPARK STRUCTURAL ALPHA FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

The open futures contracts held by the Fund at September 30, 2015 are as follows:

                                                  NUMBER OF                    UNREALIZED
                                                  CONTRACTS     EXPIRATION    APPRECIATION
TYPE OF COUNTERPARTY      TYPE OF CONTRACT       LONG (SHORT)      DATE          (000)
-----------------------------------------------------------------------------------------
Interactive Brokers LLC   S&P 500 Index E-MINI       (46)        Dec-2015       $  170
                                                                                ======

See Note 2 in Notes to Financial Statements for more information regarding futures collateral.

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund's investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities              Level 1      Level 2    Level 3     Total
-------------------------             --------      -------    -------    -------
  U.S. Treasury Obligations           $  8,300      $   --     $   --     $  8,300
  Time Deposit                           6,851          --         --        6,851
                                      --------      ------     ------     --------
Total Investments in Securities       $ 15,151      $   --     $   --     $ 15,151
                                      ========      ======     ======     ========

Other Financial Instruments            Level 1      Level 2    Level 3     Total
---------------------------           --------      -------    -------    -------
  Purchased Options                   $   338       $   --     $   --     $    338
  Written Options                        (737)          --         --         (737)
  Futures**
    Unrealized Appreciation               170           --         --          170
                                      --------      ------     ------     --------
Total Other Financial Instruments     $  (229)      $   --     $   --     $   (229)
                                      ========      ======     ======     ========

** Futures contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $17,872 (000).

*    Non-income producing security.

(a) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(b) Pledged as collateral for open options and futures contracts in the total amount of $8,300 (000) (see Note 2 in Notes to Financial Statements).

CBOE -- Chicago Board Options Exchange
LLC -- Limited Liability Company
NASDAQ -- National Association of Securities Dealers Automated Quotations S&P -- Standard & Poor's

Amounts designated as "-- " are $0 or rounded to $0.









    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       27

[LOGO OMITTED]     RIVERPARK                     RIVERPARK STRATEGIC INCOME FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

75.9% Corporate Obligations

9.8% Time Deposit

6.0% Bank Loan Obligations

3.9% Commercial Paper

3.3% Asset-Backed Securities

0.8% Mortgage-Backed Securities

0.3% Preferred Stock

0.0% Warrants

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
                                               FACE AMOUNT
DESCRIPTION                                       (000)           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 75.7%
  Consumer Discretionary -- 18.6%
     Accuride
        9.500%, 08/01/18                        $ 10,506           $  10,585
     American Achievement
        10.875%, 04/15/16(a)                      13,468              13,367
     American Media
        11.500%, 12/15/17                          6,096               6,271
     Brightstar
        9.500%, 12/01/16(a)                        8,077               8,158
     Cablevision Systems
        8.625%, 09/15/17                           8,726               9,119
     Caesars Entertainment Resort
      Properties
        8.000%, 10/01/20                           4,504               4,301
     Cambium Learning Group
        9.750%, 02/15/17                          12,432              12,494
     Coach
        4.250%, 04/01/25(d)                       14,505              13,869
     Ford Motor Credit
        1.461%, 03/27/17(d)                        1,000                 995
     HT Intermediate Holdings
        12.000%, 05/15/19(a)                       8,738               8,258
     LBI Media
        10.000%, 04/15/19(a)                       7,845               7,992
     Nathan's Famous
        10.000%, 03/15/20(a)                       2,786               2,932
     Office Depot
        9.750%, 03/15/19(a)                        5,272               5,555
     Postmedia Network
        12.500%, 07/15/18                          8,530               8,487
     Wyndham Worldwide
        2.950%, 03/01/17                           6,287               6,366
                                                                   ---------
                                                                     118,749
                                                                   ---------
  Consumer Staples -- 8.0%
     BI-LO
        9.250%, 02/15/19(a)                        3,664               3,719
     Carolina Beverage Group
        10.625%, 08/01/18(a)                       5,802               5,831



--------------------------------------------------------------------------------
                                               FACE AMOUNT
DESCRIPTION                                       (000)            VALUE (000)
--------------------------------------------------------------------------------
     Central Garden and Pet
        8.250%, 03/01/18                       $  17,716           $  17,982
     Simmons Foods
        7.875%, 10/01/21(a)                        5,284               4,894
     Southern States Cooperative
        10.000%, 08/15/21(a)                       9,998               8,848
     US Foods
        8.500%, 06/30/19                           9,701              10,065
                                                                   ---------
                                                                      51,339
                                                                   ---------
  Energy -- 1.0%
     Express Pipeline
        7.390%, 12/31/17(a)                        1,055               1,059
     Sanjel
        7.500%, 06/19/19(a)                        2,700               1,269
     Westmoreland Coal
        8.750%, 01/01/22(a)                        4,995               4,108
                                                                   ---------
                                                                       6,436
                                                                   ---------
  Financials -- 10.2%
     Consolidated-Tomoka Land
        4.500%, 03/15/20(a)                        5,560               5,564
     Homefed
        6.500%, 06/30/18(a)                       24,076              24,196
     Hunt Cos
        9.625%, 03/01/21(a)                       19,123              18,071
     Lender Processing Services
        5.750%, 04/15/23                           7,191               7,640
     Prospect Capital
        5.750%, 03/15/18                           5,000               4,900
     Toll Road Investors Partnership
        4.245%, 02/15/45(a)(b)                     7,396               1,535
     Toll Road Investors Partnership II
        6.716%, 02/15/25(a)(b)                     5,700               3,202
                                                                   ---------
                                                                      65,108
                                                                   ---------
  Health Care -- 3.1%
     CHS
        8.000%, 11/15/19                           5,000               5,216
     Prospect Medical Holdings
        8.375%, 05/01/19(a)                       13,986              14,650
                                                                   ---------
                                                                      19,866
                                                                   ---------
  Industrials -- 10.2%
     Acuity Brands Lighting
        6.000%, 12/15/19                           1,000               1,106
     America West Airlines Pass-Through
      Trust, Ser 2000-1
        8.057%, 07/02/20                             573                 654
     Cleaver-Brooks
        8.750%, 12/15/19(a)                        4,763               4,525
     Continental Airlines Pass-Through
      Trust, Ser 2000-2, Cl A1
        7.707%, 04/02/21                           3,860               4,213
     Continental Airlines Pass-Through
      Trust, Ser 1999-2, Cl C2
        6.236%, 03/15/20                             621                 663




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       28

[LOGO OMITTED]     RIVERPARK                     RIVERPARK STRATEGIC INCOME FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               FACE AMOUNT
DESCRIPTION                                       (000)            VALUE (000)
--------------------------------------------------------------------------------
     Continental Airlines Pass-Through
      Trust, Ser 2007-1, Cl A
        5.983%, 04/19/22                         $ 1,253            $  1,386
     Dispensing Dynamics International
        12.500%, 01/01/18(a)                       5,085               4,907
     HC2 Holdings
        11.000%, 12/01/19(a)                      12,695              12,187
     Jac Holding
        11.500%, 10/01/19(a)                       1,945               1,920
     PaperWorks Industries
        9.500%, 08/15/19(a)                        5,242               5,085
     Quad
        7.000%, 05/01/22                           9,240               8,316
     Quality Distribution
        9.875%, 11/01/18                           2,255               2,328
     Techniplas
        10.000%, 05/01/20(a)                       5,720               5,348
     Tempel Steel
        12.000%, 08/15/16(a)                       5,295               4,832
     Waste Italia
        10.500%, 11/15/19(a)                       9,067               7,700
                                                                   ---------
                                                                      65,170
                                                                   ---------
  Information Technology -- 4.4%
     Audatex North America
        6.000%, 06/15/21(a)                        9,068               9,120
     Denali Borrower
        5.625%, 10/15/20(a)                        5,000               5,210
     Fidelity National Information
      Services
        5.000%, 03/15/22(d)                        3,925               4,105
     Fiserv
        3.500%, 10/01/22(d)                        3,275               3,322
     Leidos
        7.125%, 07/01/32                           5,833               6,174
                                                                   ---------
                                                                      27,931
                                                                   ---------
  Materials -- 11.2%
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16(a)                        9,670               9,561
     Hardwoods Acquisition
        7.500%, 08/01/21(a)                        2,272               2,136
     Hexion
        6.625%, 04/15/20                           8,505               7,272
     Lansing Trade Group
        9.250%, 02/15/19(a)                       16,624              16,167
     NWH Escrow
        7.500%, 08/01/21(a)                        6,794               6,216
     Optima Specialty Steel
        12.500%, 12/15/16(a)                       9,745               9,209
     Rockwood Specialties Group
        4.625%, 10/15/20                          17,443              18,059
     Verso Paper Holdings
        11.750%, 01/15/19                         13,389               2,917
                                                                   ---------
                                                                      71,537
                                                                   ---------


--------------------------------------------------------------------------------
                                               FACE AMOUNT
DESCRIPTION                                       (000)            VALUE (000)
--------------------------------------------------------------------------------
  Telecommunication Services -- 9.0%
     Cox Communications
        5.500%, 10/01/15                        $ 13,000           $  13,000
     Goodman Networks
        12.125%, 07/01/18                          8,014               4,227
     Level 3 Financing
        8.625%, 07/15/20                           7,050               7,385
     MHGE Parent
        8.500%, 08/01/19(a)                        4,800               4,794
     Qwest
        6.750%, 12/01/21(d)                        5,000               5,303
     SBA Tower Trust
        3.598%, 04/15/18(a)                        6,385               6,426
     Sprint Communications
        6.000%, 12/01/16                           8,886               8,775
     Telesat Canada
        6.000%, 05/15/17(a)                        7,924               7,984
                                                                   ---------
                                                                      57,894
                                                                   ---------
Total Corporate Obligations
  (Cost $514,263) (000)                                              484,030
                                                                   ---------
Commercial Paper -- 3.9%
     Ford Motor Credit
        0.940%, 10/06/15(b)                       20,000              19,998
     TELUS
        0.591%, 10/14/15(b)                        5,000               5,000
                                                                   ---------
Total Commercial Paper
  (Cost $24,996) (000)                                                24,998
                                                                   ---------
Asset-Backed Securities -- 3.3%
  Other Asset-Backed Securities -- 3.3%
     Applebee's Funding, Ser 2014-1,
      Cl A2
        4.277%, 09/05/44(a)                        2,500               2,562
     Countrywide Asset-Backed
      Certificates, Ser 2006-SPS2, Cl A
        0.519%, 05/25/26(c)                          595               1,309
     Countrywide Asset-Backed
      Certificates, Ser 2006-SPS1, Cl A
        0.419%, 12/25/25(c)                          151                 471
     Master Asset Vehicle II,
      Ser 2009-2U, Cl A1
        0.213%, 07/15/56(b)(c)                    17,829              16,714
                                                                   ---------
Total Asset-Backed Securities
  (Cost $20,240) (000)                                                21,056
                                                                   ---------


Mortgage-Backed Securities -- 0.8%
  Non-Agency Mortgage-Backed Obligations -- 0.8%
     Structured Asset Mortgage
      Investments II Trust, Ser 2005-
      AR8, Cl A4
       1.664%, 02/25/36(c)                       6,389               2,875




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       29

[LOGO OMITTED]     RIVERPARK                     RIVERPARK STRATEGIC INCOME FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               FACE AMOUNT
                                              (000)/SHARES/
                                                NUMBER OF
                                                WARRANTS/
DESCRIPTION                                     CONTRACTS          VALUE (000)
--------------------------------------------------------------------------------
     Structured Asset Mortgage
      Investments II Trust, Ser 2006-
      AR3, Cl 12A3
        0.464%, 05/25/36(c)                     $  6,864           $   2,506
                                                                   ---------
Total Mortgage-Backed Securities
  (Cost $6,003) (000)                                                  5,381
                                                                   ---------
Preferred Stock -- 0.4%
     Southwestern Energy*
        6.250%, 01/15/18(d)
          (Cost $3,568) (000)                     71,000               2,207
                                                                   ---------
Warrants -- 0.0%
     Lee Enterprises*
        (Cost $--) (000)                          96,200                  24
                                                                   ---------
Bank Loan Obligations -- 6.0%
     Energy Future Holdings
        4.250%, 06/19/16                          11,400              11,357
     Hampton Rubber
        5.000%, 03/27/21                           4,557               3,919
     Lee Enterprises
        12.000%, 12/15/22                          6,071               6,298
        7.250%, 03/31/19                           3,039               3,039
     Marsico Holdings
        5.375%, 12/31/22                          16,346               2,002
     Maueser-Werke
        8.750%, 07/31/22                           6,500               6,388
     Newpage
        9.500%, 02/11/21                          10,364               5,584
                                                                   ---------
Total Bank Loan Obligations
  (Cost $48,217) (000)                                                38,587
                                                                   ---------
Time Deposit -- 9.9%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $63,075) (000)                      63,075              63,075
                                                                   ---------
Total Investments -- 100.0%
  (Cost $680,362) (000)                                            $ 639,358
                                                                   =========
Schedule of Open Options Written
Written Options -- 0.0%*++
     iShares iBoxx $ High Yield
      Corporate Bond ETF, Call Option
        Expires 12/18/15, Strike Price $89        (1,000)          $     (15)
     Southwestern Energy, Call Option
        Expires 12/18/15, Strike Price $26          (250)                 (1)
                                                                   ---------
Total Written Options
(Premiums Received $155) (000)                                     $     (16)
                                                                   =========


A list of the open forward foreign currency contracts held by the Fund at September 30, 2015 is as follows++:

                                     Currency      Currency      Unrealized
                                    to Deliver    to Receive    Depreciation
Counterparty     Settlement Date       (000)        (000)          (000)
--------------------------------------------------------------------------------
Brown Brothers
Harriman            10/8/15         EUR 8,415     USD 9,353        $  (51)
                                                                   ======

++   See Note 2 in Notes to Financial Statements for additional information.

The following is a list of the inputs used as of September 30, 2015 in valuing the Fund's investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities              Level 1      Level 2     Level 3      Total
-------------------------             --------     ---------    --------   ---------
  Corporate Obligations               $     --     $ 484,030    $   --     $ 484,030
  Commercial Paper                          --        24,998        --        24,998
  Asset-Backed Securities                   --        21,056        --        21,056
  Mortgage-Backed Securities                --         5,381        --         5,381
  Preferred Stock                        2,207            --        --         2,207
  Warrants                                  --            24        --            24
  Bank Loan Obligations                     --        38,587        --        38,587
  Time Deposit                          63,075            --        --        63,075
                                      --------     ---------     -----     ---------
Total Investments in Securities       $ 65,282     $ 574,076     $  --     $ 639,358
                                      ========     =========     =====     =========

Other Financial Instruments            Level 1      Level 2     Level 3      Total
---------------------------           --------     ---------    --------   ---------
  Written Options                     $   (16)     $     --      $  --     $     (16)
  Forwards **
    Unrealized Depreciation               (51)           --         --           (51)
                                      --------     ---------     -----     ---------
Total Other Financial Instruments     $   (67)     $     --      $  --     $     (67)
                                      ========     =========     =====     =========

** Forward contracts are valued at the unrealized depreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $639,284 (000).

*    Non-income producing security.

(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(c) Variable rate security - Rate disclosed is the rate in effect on September 30, 2015.

(d) Some or all is pledged as collateral for open options written in the total amount of $25,493 (000).

Cl -- Class
ETF -- Exchange Traded Fund
EUR -- Euro
Ser -- Series
USD -- United States Dollar


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       30

[LOGO OMITTED]     RIVERPARK                        RIVERPARK FOCUSED VALUE FUND
                   FUNDS                                      SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

SECTOR WEIGHTING+

16.6% Energy

14.6% Consumer Discretionary

13.3% Time Deposit

13.3% Materials

13.1% Information Technology

9.9% Financials

8.2% Health Care

8.0% Utilities

3.0% Industrials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
DESCRIPTION                                       SHARES           VALUE (000)
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 88.3%
  Consumer Discretionary -- 14.8%
     Las Vegas Sands                              85,200           $   3,235
     Liberty Global, Cl A*                        43,300               1,859
     Liberty Global LiLAC, Cl A*                     880                  30
     Liberty Interactive QVC Group, Cl A*         51,100               1,340
                                                                   ---------
                                                                       6,464
                                                                   ---------
  Energy -- 16.9%
     Helmerich & Payne                            38,700               1,829
     Magellan Midstream Partners LP (a)           23,300               1,401
     Marathon Petroleum                           70,200               3,252
     National Oilwell Varco                       23,000                 866
                                                                   ---------
                                                                       7,348
                                                                   ---------
  Financials -- 10.1%
     American Tower REIT, Cl A                    15,500               1,364
     KKR & Co., LP (a)                            62,300               1,045
     The Blackstone Group LP (a)                  63,300               2,005
                                                                   ---------
                                                                       4,414
                                                                   ---------
  Health Care -- 8.4%
     Express Scripts Holding*                     22,400               1,814
     Valeant Pharmaceuticals International*       10,300               1,837
                                                                   ---------
                                                                       3,651
                                                                   ---------
  Industrials -- 3.1%
     Macquarie Infrastructure                     18,000               1,344
                                                                   ---------
  Information Technology -- 13.3%
     Avago Technologies                           15,000               1,875
     Western Digital                              49,500               3,932
                                                                   ---------
                                                                       5,807
                                                                   ---------
  Materials -- 13.5%
     CF Industries Holdings                       69,635               3,127
     LyondellBasell Industries, Cl A              16,300               1,359
     Praxair                                      13,700               1,395
                                                                   ---------
                                                                       5,881
                                                                   ---------

--------------------------------------------------------------------------------
                                                SHARES/FACE
DESCRIPTION                                     AMOUNT(000)        VALUE (000)
--------------------------------------------------------------------------------
  Utilities -- 8.2%
     Calpine*                                    243,800           $   3,559
                                                                   ---------
Total Common Stock
  (Cost $43,573) (000)                                                38,468
                                                                   ---------
Time Deposit -- 13.6%
     Brown Brothers Harriman,
      0.030%, 10/01/15
        (Cost $5,922) (000)                      $ 5,922               5,922
                                                                   ---------
Total Investments -- 101.9%
  (Cost $49,495) (000)                                             $  44,390
                                                                   =========

As of September 30, 2015, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP.

For the period ended September 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities or between Level 2 and Level 3 assets and liabilities.

     Percentages are based on Net Assets of $43,563 (000).

*    Non-income producing security.

(a) Security considered Master Limited Partnership. At September 30, 2015, these securities amounted to $4,451 (000) or 10.2% of Net Assets.

Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust






    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       31

STATEMENTS OF ASSETS AND LIABILITIES (000)          [LOGO OMITTED]     RIVERPARK
SEPTEMBER 30, 2015                                                     FUNDS
--------------------------------------------------------------------------------

                                                                                                 RIVERPARK            RIVERPARK
                                                      RIVERPARK LARGE        RIVERPARK/          SHORT TERM           LONG/SHORT
                                                        GROWTH FUND        WEDGEWOOD FUND      HIGH YIELD FUND     OPPORTUNITY FUND
                                                      ---------------      --------------      ---------------     ----------------
Assets:
Investments in Securities, at Value (Note 2)           $      78,371      $    2,088,610       $    893,317         $    107,297
Purchased Options, at Value                                       --                  --                 --                  171
Deposits with Brokers for Securities Sold Short                   --                  --                 --               54,976
Receivable for Investment Securities Sold                      1,118                  --                 --                1,689
Receivable for Capital Shares Sold                               217               3,591              1,832                   98
Receivable for Dividend and Interest Income                       30               1,249             19,515                   32
Prepaid Expenses                                                  15                 103                 43                   13
Cash Collateral on Swap Contracts                                 --                  --                 --                1,000
                                                       -------------     ---------------      -------------         ------------
  Total Assets                                                79,751           2,093,553            914,707              165,276
                                                       -------------     ---------------      -------------         ------------
Liabilities:
Securities Sold Short, at Value (Note 2)                          --                  --                 --               53,275
Written Options, at Value (Note 2)                                --                  --                 --                  129
Payable Due to Shareholder Servicing Agent (Note 3)               48                 465                181                    7
Payable Due to Adviser (Note 3)                                   42               1,158                469                  147
Payable for Capital Shares Redeemed                               33               3,193              1,747                  153
Payable Due to Administrative Services Plan,
  Institutional Class Shares (Note 3)                              5                 152                 93                   66
Payable Due to Administrative Services Plan,
  Retail Class Shares (Note 3)                                     7                 116                 96                    1
Payable Due to Administrator                                       6                 156                 63                    8
Income Distribution Payable                                       --                  --                363                   --
Payable for Swap Reset                                            --                  --                 --                  748
Dividends Payable on Securities Sold Short                        --                  --                 --                   92
Payable for Investment Securities Purchased                       --                  --             41,234                  183
Payable Due to Trustees                                           --                   1                 --                   --
Chief Compliance Officer Fees Payable                             --                   3                  1                   --
Other Accrued Expenses                                            13                 438                190                   25
                                                       -------------     ---------------      -------------         ------------
  Total Liabilities                                              154               5,682             44,437               54,834
                                                       -------------     ---------------      -------------         ------------
Net Assets                                             $      79,597      $    2,087,871       $    870,270         $    110,442
                                                       =============     ===============      =============         ============
Net Assets Consist of:
Paid-in Capital                                        $      75,026      $    1,935,560       $    889,883         $    106,119
Accumulated Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                              481               5,875                106               (1,484)
Accumulated Net Realized Gain (Loss) on
  Investments, Securities Sold Short, Purchased
  and Written Options and Swap Contracts                         563              77,633             (7,837)              (7,572)
Net Unrealized Appreciation (Depreciation) on
  Investments and Securities Sold Short                        3,527              68,803            (11,882)              13,527
Net Unrealized Depreciation on Purchased and
  Written Options                                                 --                  --                 --                 (148)
                                                       -------------     ---------------      -------------         ------------
Net Assets                                             $      79,597      $    2,087,871      $     870,270         $    110,442
                                                       =============     ===============      =============         ============
Investments in Securities, at Cost                     $      74,844      $    2,019,807      $     905,199         $     97,999
Securities Sold Short, Proceeds                                   --                  --                 --               57,504
Purchased Options, at Cost                                        --                  --                 --                  260
Written Options, Premiums Received                                --                  --                 --                   70
Net Assets - Institutional Class Shares(1)             $  34,963,038     $ 1,975,998,447      $ 666,035,838         $ 97,196,063
                                                       =============     ===============      =============         ============
Net Assets - Retail Class Shares(1)                    $  44,633,983     $   111,872,398      $ 204,234,578         $ 13,245,992
                                                       =============     ===============      =============         ============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                2,065,011         116,682,565         68,094,370            9,631,945
                                                       =============     ===============      =============         ============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                2,661,480           6,685,055         20,944,094            1,321,013
                                                       =============     ===============      =============         ============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Institutional Class Shares               $16.93              $16.93              $9.78               $10.09
                                                       =============     ===============      =============         ============
Retail Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class Shares                      $16.77              $16.73              $9.75               $10.03
                                                       =============     ===============      =============         ============

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       32

STATEMENTS OF ASSETS AND LIABILITIES (000)          [LOGO OMITTED]     RIVERPARK
SEPTEMBER 30, 2015                                                     FUNDS
--------------------------------------------------------------------------------

                                                           RIVERPARK STRUCTURAL      RIVERPARK STRATEGIC      RIVERPARK FOCUSED
                                                               ALPHA FUND                INCOME FUND              VALUE FUND
                                                           --------------------      -------------------      -----------------

Assets:
Investments in Securities, at Value (Note 2)                   $    15,151             $     639,358            $       44,390
Purchased Options, at Value                                            338                        --                        --
Deposits with Brokers for Futures and Options                        3,291                       368                        --
Receivable for Investment Securities Sold                               18                     3,577                        --
Receivable for Capital Shares Sold                                      --                     1,851                         1
Receivable for Dividend and Interest Income                             --                    11,604                        32
Prepaid Expenses                                                        12                        44                        36
Deferred Offering Costs                                                 --                        --                        32
                                                             -------------             -------------             -------------
  Total Assets                                                      18,810                   656,802                    44,491
                                                             -------------             -------------             -------------
Liabilities:
Written Options, at Value (Note 2)                                     737                        16                        --
Payable Due to Shareholder Servicing Agent (Note 3)                      1                       187                        --
Payable Due to Adviser (Note 3)                                         19                       346                        20
Payable for Capital Shares Redeemed                                     90                     1,577                        --
Payable Due to Administrative Services Plan,
  Institutional Class Shares (Note 3)                                    4                        48                         8
Payable Due to Administrative Services Plan,
  Retail Class Shares (Note 3)                                           1                        50                        --
Payable Due to Administrator                                             1                        47                         3
Income Distribution Payable                                             --                       176                        --
Payable for Investment Securities Purchased                              2                    14,903                       888
Chief Compliance Officer Fees Payable                                   --                         1                        --
Variation Margin Payable                                                79                        --                        --
Unrealized Depreciation on Forward Foreign
  Currency Contracts                                                    --                        51                        --
Other Accrued Expenses                                                   4                       116                         9
                                                             -------------             -------------             -------------
  Total Liabilities                                                    938                    17,518                       928
                                                             -------------             -------------             -------------
Net Assets                                                   $      17,872             $     639,284             $      43,563
                                                             =============             =============             =============
Net Assets Consist of:
Paid-in Capital                                              $      17,938             $     691,350             $      48,553
Accumulated Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                   (186)                       67                       149
Accumulated Net Realized Gain (Loss) on Investments,
  Purchased and Written Options and Futures Contracts                  418                   (11,217)                      (34)
Net Unrealized Depreciation on Investments                              --                   (41,004)                   (5,105)
Net Unrealized Appreciation (Depreciation) on
  Purchased and Written Options                                       (468)                      139                        --
Net Unrealized Appreciation on Futures Contracts                       170                        --                        --
Net Unrealized Depreciation on Forward Foreign
  Currency Contracts                                                    --                       (51)                       --
                                                             -------------             -------------             -------------
Net Assets                                                   $      17,872             $     639,284             $      43,563
                                                             =============             =============             =============
Investments in Securities, at Cost                           $      15,151             $     680,362             $      49,495
Purchased Options, at Cost                                           1,066                        --                        --
Written Options, Premiums Received                                     997                       155                        --
Net Assets - Institutional Class Shares(1)                   $  14,645,957             $ 247,726,147             $  43,199,562
                                                             =============             =============             =============
Net Assets - Retail Class Shares(1)                          $   3,225,960             $ 391,558,126             $     362,988
                                                             =============             =============             =============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                      1,446,217                26,110,137                 5,044,378
                                                             =============             =============             =============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                        320,274                41,293,251                    42,412
                                                             =============             =============             =============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Institutional Class Shares                     $10.13                     $9.49                     $8.56
                                                             =============             =============             =============
Retail Class Shares:
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class Shares                            $10.07                     $9.48                     $8.56
                                                             =============             =============             =============

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)                      [LOGO OMITTED]     RIVERPARK
FOR THE YEAR ENDED                                                     FUNDS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

                                                     RIVERPARK           RIVERPARK/     RIVERPARK SHORT TERM    RIVERPARK LONG/SHORT
                                                 LARGE GROWTH FUND    WEDGEWOOD FUND       HIGH YIELD FUND        OPPORTUNITY FUND
                                                 -----------------    --------------    --------------------    --------------------
Investment Income:
Dividends                                             $  1,095         $    25,796            $     119              $   1,837
Interest                                                    --                  41               37,086                      2
Foreign taxes withheld                                      (2)               (185)                  --                     (9)
                                                     ---------         -----------            ---------              ---------
  Total Investment Income                                1,093              25,652               37,205                  1,830
                                                     ---------         -----------            ---------              ---------
Expenses:
Investment Advisory Fees (Note 3)                          467              13,996                5,789                  1,714
Shareholder Service Fees(1) (Note 3)                       129                 457                  544                     36
Administrative Services Fee, Institutional
  Class Shares (Note 3)                                     19               1,055                  485                    137
Administrative Services Fee, Retail Class
  Shares (Note 3)                                           66                 211                  287                     11
Administrator Fees (Note 3)                                 63               1,887                  781                    100
Chief Compliance Officer Fees (Note 3)                       1                  34                   15                      2
Trustees' Fees (Note 3)                                      1                  37                   18                      2
Registration Fees                                           39                 160                   41                     64
Transfer Agent Fees                                         23                 682                  282                     36
Printing Fees                                                6                 172                   68                      9
Professional Fees                                            2                 136                   53                      5
Custodian Fees                                               2                  32                   20                      8
Dividend Expense                                            --                  --                   --                  1,029
Stock Loan Fee                                              --                  --                   --                    294
Insurance and Other Fees                                     8                  80                   48                      7
                                                     ---------         -----------            ---------              ---------
  Total Expenses                                           826              18,939                8,431                  3,454
Advisor Waiver Recapture (Note 3)                           20                  --                   --                      5
                                                     ---------         -----------            ---------              ---------
  Net Expenses                                             846              18,939                8,431                  3,459
                                                     ---------         -----------            ---------              ---------
Net Investment Income (Loss)                               247               6,713               28,774                 (1,629)
                                                     ---------         -----------            ---------              ---------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
  Investments                                              919              80,634               (6,474)                 4,802
  Purchased Options                                         --                  --                   --                 (1,519)
  Written Options                                           --                  --                   --                    426
  Securities Sold Short                                     --                  --                   --                 (2,925)
  Swap Contracts                                            --                  --                   --                 (1,120)
  Foreign Currency Transactions                             --                  --                   --                     16
Net Change in Unrealized Appreciation
 (Depreciation) on:
  Investments                                           (5,899)           (194,176)              (7,546)                (9,133)
  Purchased Options                                         --                  --                   --                   (242)
  Written Options                                           --                  --                   --                     51
  Securities Sold Short                                     --                  --                   --                  6,404
                                                     ---------         -----------            ---------              ---------
Net Realized and Unrealized Loss                        (4,980)           (113,542)             (14,020)                (3,240)
                                                     ---------         -----------            ---------              ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                          $  (4,733)        $  (106,829)           $  14,754              $  (4,869)
                                                     =========         ===========             =========              =========

(1)  Attributable to Retail Class Shares only.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       34

STATEMENTS OF OPERATION (000)
FOR THE YEAR OR PERIOD ENDED                        [LOGO OMITTED]     RIVERPARK
SEPTEMBER 30, 2015                                                     FUNDS
--------------------------------------------------------------------------------

                                                                 RIVERPARK STRUCTURAL     RIVERPARK STRATEGIC      RIVERPARK FOCUSED
                                                                      ALPHA FUND              INCOME FUND              VALUE FUND*
                                                                 --------------------     -------------------      -----------------
Investment Income:
Interest                                                              $     --                 $  39,643             $        1
Dividends                                                                   (9)                       22                    258
Foreign taxes withheld                                                      --                      (116)                    --
                                                                      --------                 ---------             ----------
  Total Investment Income                                                   (9)                   39,549                    259
                                                                      --------                 ---------             ----------
Expenses:
Investment Advisory Fees (Note 3)                                          170                     3,969                     72
Shareholder Service Fees(1) (Note 3)                                         5                       905                      1
Administrative Services Fee, Institutional Class Shares (Note 3)             3                       246                      9
Administrative Services Fee, Retail Class Shares (Note 3)                    3                       492                     --
Administrator Fees (Note 3)                                                 11                       535                      9
Chief Compliance Officer Fees (Note 3)                                      --                        10                     --
Trustees' Fees (Note 3)                                                     --                         8                     --
Registration Fees                                                           40                        79                      4
Transfer Agent Fees                                                          4                       194                      3
Printing Fees                                                                1                        48                      3
Professional Fees                                                           --                        40                      2
Custodian Fees                                                               1                        13                      1
Offering Costs                                                              --                        --                     31
Insurance and Other Fees                                                    --                         7                      3
                                                                      --------                 ---------             ----------
  Total Expenses                                                           238                     6,546                    138
Fees Waived by Adviser (Note 3)                                            (20)                  --                         (27)
                                                                      --------                 ---------             ----------
  Net Expenses                                                             218                     6,546                    111
                                                                      --------                 ---------             ----------
Net Investment Income (Loss)                                              (227)                   33,003                    148
                                                                      --------                 ---------             ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
  Investments                                                              120                    (9,910)                   (33)
  Purchased Options                                                        574                        --                     --
  Written Options                                                          258                        73                     --
  Futures Contracts                                                        (64)                       --                     --
  Forward Foreign Currency Contracts                                        --                       779                     --
  Foreign Currency Transactions                                             --                       202                     --
Net Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                               --                   (37,204)                (5,105)
  Purchased Options                                                     (1,202)                       --                     --
  Written Options                                                          257                       139                     --
  Futures Contracts                                                        118                        --                     --
  Forward Foreign Currency Contracts                                        --                       (60)                    --
                                                                      --------                 ---------             ----------
Net Realized and Unrealized Gain (Loss)                                     61                   (45,981)                (5,138)
                                                                      --------                 ---------             ----------
Net Decrease in Net Assets Resulting from Operations                  $   (166)                $ (12,978)            $   (4,990)
                                                                      ========                 =========             ==========

*    Fund commenced operations on March 31, 2015.

(1)  Attributable to Retail Class Shares only.


Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       35

                                                    [LOGO OMITTED]     RIVERPARK
STATEMENTS OF CHANGES IN NET ASSETS (000)                              FUNDS
--------------------------------------------------------------------------------

                                                       RIVERPARK LARGE GROWTH FUND                  RIVERPARK/WEDGEWOOD FUND
                                                ----------------------------------------    ----------------------------------------
                                                    YEAR ENDED            YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2015    SEPTEMBER 30, 2014    SEPTEMBER 30, 2015    SEPTEMBER 30, 2014
                                                ------------------    ------------------    ------------------    ------------------
Operations:
Net Investment Income (Loss)                        $     247             $    (50)            $    6,713             $      (27)
Net Realized Gain from Investments                        919                1,861                 80,634                103,981
Net Change in Unrealized Appreciation
  (Depreciation) on Investments                        (5,899)               2,989               (194,176)                83,754
                                                    ---------            ---------            -----------            -----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                            (4,733)               4,800               (106,829)               187,708
                                                    ---------            ---------            -----------            -----------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                               --                  (15)                  (838)                    --
  Retail Class Shares                                      --                   (3)                    --                     --
Net Realized Gains:
  Institutional Class Shares                             (429)                 (54)               (77,897)               (13,609)
  Retail Class Shares                                  (1,433)                (228)                (9,079)                (5,917)
                                                    ---------            ---------            -----------            -----------
Total Distributions to Shareholders                    (1,862)                (300)               (87,814)               (19,526)
                                                    ---------            ---------            -----------            -----------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                        25,338                6,925              1,113,109                942,069
  Shares Issued as Reinvestment of
     Distributions                                        382                   69                 67,574                 10,874
  Shares Redeemed                                      (1,911)                (194)              (721,486)              (201,353)
                                                    ---------            ---------            -----------            -----------
Net Increase in Net Assets from Institutional
  Class Shares Transactions                            23,809                6,800                459,197                751,590
                                                    ---------            ---------            -----------            -----------
Retail Class Shares:
  Shares Issued                                         9,430               31,394                 48,675                246,569
  Shares Issued as Reinvestment of Distributions        1,427                  231                  8,911                  5,873
  Shares Redeemed                                     (15,721)              (8,198)              (144,201)              (442,969)
                                                    ---------            ---------            -----------            -----------
Net Increase (Decrease) in Net Assets from
  Retail Class Shares Transactions                     (4,864)              23,427                (86,615)              (190,527)
                                                    ---------            ---------            -----------            -----------
Net Increase in Net Assets from Capital
  Share Transactions                                   18,945               30,227                372,582                561,063
                                                    ---------            ---------            -----------            -----------
Net Increase in Net Assets                             12,350               34,727                177,939                729,245
Net Assets:
Beginning of Year                                      67,247               32,520              1,909,932              1,180,687
                                                    ---------            ---------            -----------            -----------
End of Year                                         $  79,597            $  67,247            $ 2,087,871            $ 1,909,932
                                                    =========            =========            ===========            ===========
Accumulated Undistributed Net Investment Income     $     481            $     271            $     5,875            $        --
                                                    =========            =========            ===========            ===========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                         1,386                  380                 59,506                 51,700
  Shares Issued as Reinvestment of Distributions           22                    4                  3,797                    639
  Shares Redeemed                                        (103)                 (10)               (39,183)               (11,262)
                                                    ---------            ---------            -----------            -----------
Net Increase in Institutional Class Shares              1,305                  374                 24,120                 41,077
                                                    ---------            ---------            -----------            -----------
Retail Class Shares:
  Shares Issued                                           514                1,745                  2,663                 14,010
  Shares Issued as Reinvestment of Distributions           81                   13                    506                    348
  Shares Redeemed                                        (860)                (452)                (7,986)               (24,369)
                                                    ---------            ---------            -----------            -----------
Net Increase (Decrease) in Retail Class Shares           (265)               1,306                 (4,817)               (10,011)
                                                    ---------            ---------            -----------            -----------
Net Increase in Share Transactions                      1,040                1,680                 19,303                 31,066
                                                    =========            =========            ===========            ===========

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       36

                                                    [LOGO OMITTED]     RIVERPARK
STATEMENTS OF CHANGES IN NET ASSETS (000)                              FUNDS
--------------------------------------------------------------------------------

                                                RIVERPARK SHORT TERM HIGH YIELD FUND          RIVERPARK LONG/SHORT OPPORTUNITY FUND
                                             ------------------------------------------     ----------------------------------------
                                                 YEAR ENDED              YEAR ENDED             YEAR ENDED            YEAR ENDED
                                             SEPTEMBER 30, 2015      SEPTEMBER 30, 2014     SEPTEMBER 30, 2015    SEPTEMBER 30, 2014
                                             ------------------      ------------------     ------------------    ------------------
Operations:
Net Investment Income (Loss)                        $  28,774            $  33,634              $  (1,629)             $  (2,496)
Net Realized Loss from Investments, Purchased
  and Written Options, Swap Contracts,
  Securities Sold Short and Foreign Currency
  Transactions                                         (6,474)                (600)                  (320)                (1,746)
Net Change in Unrealized Appreciation
  (Depreciation) on Investments, Purchased
  and Written Options and Securities Sold Short        (7,546)              (2,750)                (2,920)                 7,853
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      14,754               30,284                 (4,869)                 3,611
                                                    ---------            ---------              ---------              ---------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                          (22,429)             (25,294)                    --                     --
  Retail Class Shares                                  (6,697)              (8,471)                    --                     --
Net Realized Gains:
  Institutional Class Shares                               --                   --                     --                     --
  Retail Class Shares                                      --                   --                     --                     --
                                                    ---------            ---------              ---------              ---------
Total Distributions to Shareholders                   (29,126)             (33,765)                    --                     --
                                                    ---------            ---------              ---------              ---------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                       194,381              251,589                 43,850                113,097
  Shares Issued as Reinvestment of
    Distributions                                      17,771               20,189                     --                     --
  Shares Redeemed                                    (215,739)            (175,906)               (49,660)               (31,196)
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Net Assets from
  Institutional Class Shares Transactions              (3,587)              95,872                 (5,810)                81,901
                                                    ---------            ---------              ---------              ---------
Retail Class Shares:
  Shares Issued                                        50,730               97,210                  2,415                 66,991
  Shares Issued as Reinvestment of Distributions        6,541                8,258                     --                     --
  Shares Redeemed                                     (74,543)            (165,435)                (4,764)              (128,129)
                                                    ---------            ---------              ---------              ---------
Net Decrease in Net Assets from Retail Class
  Shares Transactions                                 (17,272)             (59,967)                (2,349)               (61,138)
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                          (20,859)              35,905                 (8,159)                20,763
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Net Assets                 (35,231)              32,424                (13,028)                24,374
Net Assets:
Beginning of Year                                     905,501              873,077                123,470                 99,096
                                                    ---------            ---------              ---------              ---------
End of Year                                         $ 870,270            $ 905,501              $ 110,442              $ 123,470
                                                    =========            =========              =========              =========
Accumulated Undistributed Net Investment
  Income (Accumulated Net Investment Loss)          $     106            $      38              $  (1,484)             $  (1,321)
                                                    =========            =========              =========              =========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                        19,608               25,139                  4,111                 10,446
  Shares Issued as Reinvestment of Distributions        1,796                2,021                     --                     --
  Shares Redeemed                                     (21,771)             (17,577)                (4,686)                (2,881)
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Institutional
  Class Shares                                           (367)               9,583                   (575)                 7,565
                                                    ---------            ---------              ---------              ---------
Retail Class Shares:
  Shares Issued                                         5,127                9,731                    226                  6,240
  Shares Issued as Reinvestment of Distributions          663                  828                     --                     --
  Shares Redeemed                                      (7,543)             (16,535)                  (453)               (11,879)
                                                    ---------            ---------              ---------              ---------
Net Decrease in Retail Class Shares                    (1,753)              (5,976)                  (227)                (5,639)
                                                    ---------            ---------              ---------              ---------
Net Increase (Decrease) in Share Transactions          (2,120)               3,607                   (802)                 1,926
                                                    =========            =========              =========              =========

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       37

                                                    [LOGO OMITTED]     RIVERPARK
STATEMENTS OF CHANGES IN NET ASSETS (000)                              FUNDS
--------------------------------------------------------------------------------

                                                  RIVERPARK STRUCTURAL ALPHA FUND                RIVERPARK STRATEGIC INCOME FUND
                                              -----------------------------------------     ----------------------------------------
                                                   YEAR ENDED            YEAR ENDED             YEAR ENDED            YEAR ENDED
                                              SEPTEMBER 30, 2015     SEPTEMBER 30, 2014     SEPTEMBER 30, 2015    SEPTEMBER 30, 2014
                                              ------------------     ------------------     ------------------    ------------------
Operations:
Net Investment Income (Loss)                          $  (227)             $  (160)             $  33,003              $  13,355
Net Realized Gain (Loss) from Investments,
  Purchased and Written Options, Futures
  Contracts, Forward Foreign Currency Contracts
  and Foreign Currency Transactions                       888                  312                 (8,856)                   778
Net Change in Unrealized Appreciation
  (Depreciation) on Investments, Purchased
  and Written Options, Futures Contracts,
  Forward Foreign Currency Contracts
  and Foreign Currency Transactions                      (827)                 334                (37,125)                (3,791)
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        (166)                 486                (12,978)                10,342
                                                      -------              -------              ---------              ---------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                               --                   --                (15,111)                (4,693)
  Retail Class Shares                                      --                   --                (21,088)                (7,924)
Net Realized Gains:
  Institutional Class Shares                             (322)                (141)                  (242)                    (1)
  Retail Class Shares                                     (54)                 (17)                  (368)                    (3)
                                                      -------              -------              ---------              ---------
Total Distributions to Shareholders                      (376)                (158)               (36,809)               (12,621)
                                                      -------              -------              ---------              ---------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                         7,876                1,439                183,885                220,805
  Shares Issued as Reinvestment of Distributions          322                  141                 13,221                  4,203
  Shares Redeemed                                      (1,110)              (2,004)              (135,144)               (19,571)
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Net Assets from
  Institutional Class Shares Transactions               7,088                 (424)                61,962                205,437
                                                      -------              -------              ---------              ---------
Retail Class Shares:
  Shares Issued                                         3,727                  798                182,290                341,287
  Shares Issued as Reinvestment of Distributions           54                   17                 21,337                  7,865
  Shares Redeemed                                      (1,284)                (893)               (88,474)               (42,429)
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Net Assets from
  Retail Class Shares Transactions                      2,497                  (78)               115,153                306,723
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                            9,585                 (502)               177,115                512,160
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Net Assets                   9,043                 (174)               127,328                509,881
Net Assets:
Beginning of Year                                       8,829                9,003                511,956                  2,075
                                                      -------              -------              ---------              ---------
End of Year                                          $ 17,872              $ 8,829              $ 639,284              $ 511,956
                                                     ========              =======              =========              =========
Accumulated Undistributed (Distributions in
  Excess of) Net Investment Income
  (Accumulated Net Investment Loss)                  $   (186)             $    --              $      67              $     932
                                                     ========              =======              =========              =========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                           759                  141                 18,326                 21,338
  Shares Issued as Reinvestment of Distributions           32                   14                  1,330                    407
  Shares Redeemed                                        (107)                (195)               (13,598)                (1,893)
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Institutional Class
  Shares                                                  684                  (40)                 6,058                 19,852
                                                      -------              -------              ---------              ---------
Retail Class Shares:
  Shares Issued                                           362                   78                 18,173                 33,156
  Shares Issued as Reinvestment of Distributions            5                    2                  2,148                    762
  Shares Redeemed                                        (126)                 (88)                (8,857)                (4,096)
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Retail Class Shares            241                   (8)                11,464                 29,822
                                                      -------              -------              ---------              ---------
Net Increase (Decrease) in Share Transactions             925                  (48)                17,522                 49,674
                                                     ========              =======              =========              =========




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       38


                                                                            [LOGO OMITTED]     RIVERPARK
STATEMENTS OF CHANGES IN NET ASSETS (000)                                                      FUNDS
--------------------------------------------------------------------------------------------------------
                                                                                     RIVERPARK FOCUSED
                                                                                         VALUE FUND
                                                                                     -------------------
                                                                                        PERIOD ENDED
                                                                                     SEPTEMBER 30, 2015*
                                                                                     -------------------
Operations:
Net Investment Income                                                                    $     148
Net Realized Loss from Investments                                                             (33)
Net Change in Unrealized Depreciation on Investments                                        (5,105)
                                                                                         ----------
Net Decrease in Net Assets Resulting from Operations                                        (4,990)
                                                                                         ----------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                                                    --
  Retail Class Shares                                                                           --
Net Realized Gains:
  Institutional Class Shares                                                                    --
  Retail Class Shares                                                                           --
                                                                                         ----------
Total Distributions to Shareholders                                                             --
                                                                                         ----------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                                             48,467
  Shares Redeemed                                                                             (344)
                                                                                         ----------
Net Increase in Net Assets from Institutional Class Shares Transactions                     48,123
                                                                                         ----------
Retail Class Shares:
  Shares Issued                                                                                661
  Shares Redeemed                                                                             (231)
                                                                                         ----------
Net Increase in Net Assets from Retail Class Shares Transactions                               430
                                                                                         ----------
Net Increase in Net Assets from Capital Share Transactions                                  48,553
                                                                                         ----------
Net Increase in Net Assets                                                                  43,563
Net Assets:
Beginning of Period                                                                             --
                                                                                         ----------
End of Period                                                                            $  43,563
                                                                                         ==========
Accumulated Undistributed Net Investment Income                                          $     149
                                                                                         ==========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                                              5,079
  Shares Redeemed                                                                              (35)
                                                                                         ----------
Net Increase in Institutional Class Shares                                                   5,044
                                                                                         ----------
Retail Class Shares:
  Shares Issued                                                                                 66
  Shares Redeemed                                                                              (23)
                                                                                         ----------
Net Increase in Retail Class Shares                                                             43
                                                                                         ----------
Net Increase in Share Transactions                                                           5,087
                                                                                         ==========
*      Fund commenced operations on March 31, 2015.
Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                       39

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                                                                             DISTRIBUTIONS
                                                                                             OF
                                     NET ASSET     NET           REALIZED AND                DIVIDENDS
                                     VALUE,        INVESTMENT    UNREALIZED      TOTAL FROM  FROM NET   DISTRIBUTIONS  DISTRIBUTIONS
                                     BEGINNING OF  INCOME        GAINS (LOSSES)  INVESTMENT  INVESTMENT FROM NET       FROM RETURN
                                     PERIOD        (LOSS)(1)     ON INVESTMENTS  OPERATIONS  INCOME     REALIZED GAINS OF CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund
  Institutional Class Shares
    2015                             $ 18.34        $   0.09       $ (0.99)       $  (0.90)   $    --      $  (0.51)     $     --
    2014                               16.28            0.02          2.21            2.23      (0.04)        (0.13)           --
    2013                               13.27            0.05          3.04            3.09      (0.02)        (0.06)           --
    2012                               10.09            0.01          3.17            3.18         --            --            --
    2011                               10.00           (0.01)         0.16(2)         0.15         --            --         (0.06)
  Retail Class Shares
    2015                             $ 18.21        $   0.05       $ (0.98)       $  (0.93)   $    --      $  (0.51)     $     --
    2014                               16.18           (0.03)         2.19            2.16         --(3)      (0.13)           --
    2013                               13.21            0.01          3.03            3.04      (0.01)        (0.06)           --
    2012                               10.07           (0.03)         3.17            3.14         --            --            --
    2011                               10.00           (0.04)         0.16(2)         0.12         --            --         (0.05)
RiverPark/Wedgewood Fund
  Institutional Class Shares
    2015                             $ 18.37        $   0.06       $ (0.67)       $  (0.61)   $ (0.01)     $  (0.82)     $     --
    2014                               16.21            0.01          2.41            2.42         --         (0.26)           --
    2013                               13.88           (0.01)         2.38            2.37         --         (0.04)           --
    2012                               10.32           (0.05)         3.61            3.56         --            --            --
    2011                               10.00           (0.06)         0.40(2)         0.34         --(3)         --         (0.02)
  Retail Class Shares
    2015                             $ 18.21        $     --(3)    $ (0.66)       $  (0.66)   $    --      $  (0.82)     $     --
    2014                               16.09           (0.03)         2.41            2.38         --         (0.26)           --
    2013                               13.82           (0.05)         2.36            2.31         --         (0.04)           --
    2012                               10.30           (0.08)         3.60            3.52         --            --            --
    2011                               10.00           (0.09)         0.40(2)         0.31         --            --         (0.01)
RiverPark Short Term High Yield Fund
  Institutional Class Shares
    2015                             $  9.94        $   0.33       $ (0.16)       $   0.17    $ (0.33)     $     --      $     --
    2014                                9.98            0.38         (0.04)           0.34      (0.38)           --            --
    2013                               10.01            0.39         (0.07)           0.32      (0.35)           --            --
    2012                                9.88            0.44          0.08            0.52      (0.39)           --            --
    2011                               10.00            0.47         (0.15)           0.32      (0.44)           --            --
  Retail Class Shares
    2015                             $  9.92        $   0.30       $ (0.16)       $   0.14    $ (0.31)     $     --      $     --
    2014                                9.97            0.36         (0.05)           0.31      (0.36)           --            --
    2013                                9.99            0.37         (0.06)           0.31      (0.33)           --            --
    2012                                9.88            0.42          0.06            0.48      (0.37)           --            --
    2011                               10.00            0.43         (0.13)           0.30      (0.42)           --            --



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       40

                                                                                                              [RIVERPARK FUNDS LOGO]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIO OF TOTAL
                                                                                   EXPENSES TO
                                                                                   AVERAGE
                                                                                   NET ASSETS,      RATIO OF NET
               NET ASSET                                       RATIO OF NET        EXCLUDING        INVESTMENT
TOTAL          VALUE, END                  NET ASSETS, END OF  EXPENSES TO         ADVISOR WAIVER   INCOME (LOSS) TO   PORTFOLIO
DISTRIBUTIONS  OF PERIOD   TOTAL RETURN++  PERIOD (000)        AVERAGE NET ASSETS  RECAPTURE        AVERAGE NET ASSETS TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
  $ (0.51)      $  16.93      (5.03)%      $    34,963              1.00%(4)            0.95%              0.47%            30%
    (0.17)         18.34      13.75+            13,954              1.00(4)             0.98               0.13             33
    (0.08)         16.28      23.46+             6,299              1.00                1.06               0.32             45
       --          13.27      31.52+             3,804              1.00                2.78               0.08             24
    (0.06)         10.09       1.44+             2,667              1.00                9.08              (0.10)            73

  $ (0.51)      $  16.77      (5.23)%      $    44,634              1.25%(4)            1.23%              0.29%            30%
    (0.13)         18.21      13.44+            53,293              1.25                1.26              (0.14)            33
    (0.07)         16.18      23.15+            26,221              1.25                1.31               0.06             45
       --          13.21      31.18+            15,383              1.25                1.74              (0.20)            24
    (0.05)         10.07       1.19+               231              1.25                9.76              (0.32)            73

  $ (0.83)      $  16.93      (3.52)%      $ 1,975,999              0.85%               0.85%              0.34%            24%
    (0.26)         18.37      15.04          1,700,475              0.88                0.88               0.06             24
    (0.04)         16.21      17.15            834,476              0.92(4)             0.89              (0.06)            20
       --          13.88      34.50+           279,016              1.00                1.03              (0.40)            24
    (0.02)         10.32       3.37+            33,004              1.00                2.83              (0.59)            48

  $ (0.82)      $  16.73      (3.83)%      $   111,872              1.16%               1.16%             (0.02)%           24%
    (0.26)         18.21      14.91            209,457              1.05                1.05              (0.17)            24
    (0.04)         16.09      16.79            346,211              1.17(4)             1.14              (0.32)            20
       --          13.82      34.17+           173,582              1.25                1.27              (0.64)            24
    (0.01)         10.30       3.12+               241              1.25                3.71              (0.78)            48

  $ (0.33)      $   9.78       1.72%       $   666,036              0.87%               0.87%              3.31%            90%
    (0.38)          9.94       3.48            680,443              0.90                0.90               3.81            195
    (0.35)          9.98       3.39            587,334              0.99(4)             0.94               3.88            390
    (0.39)         10.01       5.32+           100,224              1.00                1.12               4.42            611
    (0.44)          9.88       3.27+            18,883              1.00                2.12               4.69            454

  $ (0.31)      $   9.75       1.47%       $   204,234              1.18%               1.18%              3.00%            90%
    (0.36)          9.92       3.02            225,058              1.18                1.18               3.62            195
    (0.33)          9.97       3.14            285,742              1.25(4)             1.21               3.75            390
    (0.37)          9.99       4.88+            97,701              1.25                1.32               4.23            611
    (0.42)          9.88       3.06+             6,083              1.25                2.18               4.28            454


+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)  Per share data was calculated using average shares for the period.

(2) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Amount represents less than $0.01 per share.

(4)  Ratio includes previously waived investment advisory fees recovered.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       41

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTIONS
                                             NET         REALIZED AND                  OF
                           NET ASSET VALUE,  INVESTMENT  UNREALIZED GAINS  TOTAL FROM  DIVIDENDS FROM  DISTRIBUTIONS
                           BEGINNING OF      INCOME      (LOSSES) ON       INVESTMENT  NET INVESTMENT  FROM NET        TOTAL
                           PERIOD            (LOSS)(4)   INVESTMENTS       OPERATIONS  INCOME          REALIZED GAINS  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund
  Institutional Class Shares
    2015                      $  10.51       $  (0.15)     $ (0.27)       $  (0.42)    $    --           $     --       $    --
    2014                         10.10          (0.21)        0.62            0.41          --                 --            --
    2013                         10.14          (0.22)        0.27            0.05          --              (0.09)        (0.09)
    2012(1)                      10.00          (0.13)        0.27            0.14          --                 --            --
  Retail Class Shares
    2015                      $  10.46       $  (0.16)     $ (0.27)       $  (0.43)    $    --           $     --       $    --
    2014                         10.08          (0.22)        0.60            0.38          --                 --            --
    2013                         10.13          (0.23)        0.27            0.04          --              (0.09)        (0.09)
    2012(1)                      10.04          (0.13)        0.22            0.09          --                 --            --
RiverPark Structural Alpha Fund
  Institutional Class Shares
    2015                      $  10.50       $  (0.19)     $  0.23        $   0.04     $    --           $  (0.41)      $ (0.41)
    2014                         10.12          (0.18)        0.73            0.55          --              (0.17)        (0.17)
    2013(2)                      10.00          (0.05)        0.17            0.12          --                 --            --
  Retail Class Shares
    2015                      $  10.47       $  (0.21)     $  0.22        $   0.01     $    --           $  (0.41)      $ (0.41)
    2014                         10.12          (0.20)        0.72            0.52          --              (0.17)        (0.17)
    2013(2)                      10.00          (0.05)        0.17            0.12          --                 --            --
RiverPark Strategic Income Fund
  Institutional Class Shares
    2015                      $  10.26       $   0.56      $ (0.72)       $  (0.16)    $ (0.60)          $  (0.01)      $ (0.61)
    2014                         10.00           0.59         0.12(11)        0.71       (0.45)                --(10)     (0.45)
  Retail Class Shares
    2015                        $10.26       $   0.53      $ (0.72)       $  (0.19)    $ (0.58)          $  (0.01)      $ (0.59)
    2014                         10.00           0.55         0.14(11)        0.69       (0.43)                --(10)     (0.43)
RiverPark Focused Value Fund
  Institutional Class Shares
    2015(3)                   $  10.00       $   0.07      $ (1.51)       $  (1.44)    $    --           $     --       $     --
  Retail Class Shares
    2015(3)                   $  10.00       $   0.05      $ (1.49)       $  (1.44)    $    --           $     --       $     --

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1) Institutional Class shares commenced operations on March 30, 2012 and Retail Class Shares commenced operations on April 3, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(2) Commenced operations on June 28, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(3) Commenced operations on March 31, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(4)  Per share data was calculated using average shares for the period.

(5) Dividend expense and stock loan fee totaled 1.64% of average net assets for the year ended September 30, 2012. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       42

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDFS
--------------------------------------------------------------------------------

                                                                             RATIO OF TOTAL
                                                                             EXPENSES TO AVERAGE
                                                      RATIO OF NET           NET ASSETS, INCLUDING
                                                      EXPENSES TO AVERAGE    DIVIDEND EXPENSE AND  RATIO OF NET
                                                      NET ASSETS, INCLUDING  STOCK LOAN FEES       INVESTMENT INCOME
NET ASSET VALUE,                  NET ASSETS,         DIVIDEND EXPENSE AND   EXCLUDING ADVISOR     (LOSS) TO AVERAGE   PORTFOLIO
END OF PERIOD    TOTAL RETURN++   END OF PERIOD(000)  STOCK LOAN FEES        WAIVER RECAPTURE      NET ASSETS          TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
  $ 10.09           (4.00)%         $   97,196            3.01%(8)(9)               3.00%                 (1.41)%           35%
    10.51            4.06              107,276            3.22(7)(9)                3.16                  (1.99)            59
    10.10            0.55+              26,686            3.46(6)                   3.60                  (2.22)            56
    10.14            1.40+              19,994            3.49(5)                   4.12                  (2.61)            20

  $ 10.03           (4.11)%         $   13,246            3.16%(8)                  3.19%                 (1.55)%           35%
    10.46            3.77               16,194            3.37(7)(9)                3.29                  (2.03)            59
    10.08            0.45+              72,410            3.61(6)                   3.71                  (2.32)            56
    10.13            0.90+               4,302            3.68(5)                   4.18                  (2.78)            20

  $ 10.13            0.46%+         $   14,646            1.75%                     1.90%                 (1.82)%            0%(12)
    10.50            5.46+               8,003            1.75                      2.22                  (1.72)             0(12)
    10.12            1.20+               8,118            1.75                      2.99                  (1.73)             0

  $ 10.07            0.17%+         $    3,226            2.00%                     2.24%                 (2.07)%            0%(12)
    10.47            5.16+                 826            2.00                      2.56                  (1.97)             0(12)
    10.12            1.20+                 885            2.00                      3.32                  (1.98)             0

  $  9.49           (1.63)%         $  247,726            0.90%                     0.90%                  5.57%            54%
    10.26            7.16              205,825            0.91                      0.91                   5.67             61

  $  9.48           (1.98)%         $  391,558            1.19%                     1.19%                  5.29%            54%
    10.26            6.93              306,131            1.24                      1.24                   5.29             61

  $  8.56          (14.40)%+        $   43,200            1.00%                     1.25%                  1.35%            14%

  $  8.56          (14.40)%+        $      363            1.25%                     1.60%                  1.01%            14%


(6) Dividend expense and stock loan fee totaled 1.61% of average net assets for the year ended September 30, 2013. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(7) Dividend expense and stock loan fee totaled 1.37% of average net assets for the year ended September 30, 2014. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(8) Dividend expense and stock loan fee totaled 1.16% of average net assets for the year ended September 30, 2015. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

(9)  Ratios include previously waived investment advisory fees recovered.

(10) Amount represents less than $0.01 per share.

(11) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(12) Note that the ratio is zero due to not having any long-term securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       43

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

1. Organization

RiverPark Funds Trust (the "Trust"), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2015, the Trust was comprised of seven funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/ Short Opportunity Fund, RiverPark Structural Alpha Fund, RiverPark Strategic Income Fund and the RiverPark Focused Value Fund (each a "Fund" and collectively the "Funds"). The investment objective of the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund and RiverPark Focused Value Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. The investment objective of the RiverPark Structural Alpha Fund is to seek long-term capital appreciation while exposing investors to less risk than broad stock market indices. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund and RiverPark Focused Value Fund which are both non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, has registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees. The RiverPark Focused Value Fund's date of inception was March 31, 2015. The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange ("NYSE"). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees ("the Board").

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a "Business Day"). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.


--------------------------------------------------------------------------------
                                       44

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedule of Securities Sold Short, Schedules of Open Options Purchased, Schedules of Open Options Written, open Forward Currency Contracts and list of open Swap Contracts.

It is the Funds' policy to recognize transfers into and out of Levels at the end of the reporting period. For the year or period ended September 30, 2015, there were no significant changes to the Funds' fair value methodologies.

Securities Sold Short -- As consistent with the RiverPark Long/Short Opportunity Fund's investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Fund sold the security short, or a realized loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account with its custodian containing marginable securities. The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.


--------------------------------------------------------------------------------
                                       45

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Written/Purchased Options -- Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets. The RiverPark Structural Alpha Fund may purchase or sell options or option spreads, so long as the aggregate net notional value does not exceed 125%, and the gross notional value does not exceed 250% of the value of its assets.

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Purchased and written equity and index options transactions entered into during the year ended September 30, 2015 are summarized as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                        Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund            Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year ........          1,210           $1,844,346           1,217               $   1,476,813
Written .....................................             --                   --             319                      78,945
Purchased ...................................            796              121,125              --                          --
Expired .....................................           (823)          (1,407,270)           (269)                   (847,700)
Executed ....................................           (336)            (138,792)           (377)                   (398,228)
Closing buys ................................             --                   --            (648)                   (240,133)
Sold ........................................            (61)            (158,995)             --                          --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                           786           $  260,414             242               $      69,697
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund                         Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year ........           172           $  658,513             265                 $    512,598
Written .....................................            --                   --             761                    1,600,757
Purchased ...................................           306            1,216,872              --                           --
Expired .....................................          (119)            (122,823)           (427)                    (661,960)
Executed. ...................................          (266)            (679,059)           (277)                    (217,568)
Closing buys ................................            --                   --            (140)                    (236,562)
Sold ........................................            (3)              (7,084)             --                           --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                           90           $1,066,419             182                 $    997,265
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       46

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund                         Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts      Cost         Number of Contracts      Premiums Received
----------------------------------------------------------------------------------------------------------- ------------------------
Balance at the beginning of the year                        --          $     --               --               $        --
Written                                                     --                --            2,750                   428,400
Executed.                                                   --                --             (933)                 (195,193)
Closing buys                                                --                --             (567)                  (78,572)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                              --          $     --            1,250               $   154,635
------------------------------------------------------------------------------------------------------------------------------------

Purchased and written options held as of September 30, 2015 are disclosed separately on the Statements of Assets and Liabilities. The realized and unrealized gain (loss) from purchased and written options are disclosed separately on the Statements of Operations.

All purchased and written options have equity risk exposure. Additionally, all purchased and written options held as of September 30, 2015 are exchange-traded and therefore no right of offset exists.

Swap Agreements -- The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund's restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or monthly during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity


--------------------------------------------------------------------------------
                                       47

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the swap contract.

All swaps held by the RiverPark Long/Short Opportunity Fund during the year ended September 30, 2015 had equity risk exposure.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains or losses. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2015. The total return swaps that the RiverPark Long/Short Opportunity Fund transacts in are subject to a netting arrangement.

During the year ended September 30, 2015, the RiverPark Long/Short Opportunity Fund purchased 315,244 swap contracts and closed 225,193 swap contracts for a realized loss of $(1,120,078) with 277,261 swap contracts outstanding. This turnover is inclusive of monthly swap resets, swap expirations and swap transactions with the counterparty. The open swap contracts are collateralized by $1,000,000 in cash.

Futures and Options on Futures on Stock Indices -- The RiverPark Structural Alpha Fund intends to use futures and may use options on futures. The use of futures involves the risk that the futures contract may temporarily not correlate with the underlying index on which it is based. Additionally, futures contracts are leveraged vehicles where limited amounts of capital can expose the Fund to significant exposure to changes in the underlying index. Options on futures involve the risks associated with futures as well as the risks associated with using index options. When options are purchased over-the-counter, the Fund will bear the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions. At September 30, 2015, the options contracts were fully collateralized by $8,300,000 in securities pledged and $2,055,315 in cash.

Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument. Such unrealized is included as a component of the net assets on the Statement of Assets and Liabilities. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. As of September 30, 2015, the RiverPark Structural Alpha Fund has open futures contracts and during the year ended, all futures contracts held had equity risk exposure. For the year ended September 30, 2015, the total amount of all open futures contracts, as presented in the Schedule of Investments, are representative of the volume of activity during the period. The realized and unrealized gain (loss) from futures contracts are disclosed separately on the Statements of Operations. Additionally, all futures contracts held are exchange-traded and therefore no right of offset exists. In addition to the $8,300,000 in collateral noted on the Schedule of Investments for the open option contracts, the futures contracts were also collateralized by $1,231,301 in cash.

Master Limited Partnerships -- The Funds may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is


--------------------------------------------------------------------------------
                                       48

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds' shares.

Investment Transactions -- Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments -- Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Organization and Offering Costs -- Offering costs for RiverPark Focused Value Fund, including the cost of printing the initial prospectus and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2015, the RiverPark Focused Value Fund had $32,163 remaining to be amortized.

Expenses -- Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund's do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

--------------------------------------------------------------------------------
                                       49

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts -- Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts ("forward contracts") in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk -- the risk of loss due to a decline in the value of the hedged currencies -- at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2015, the RiverPark Strategic Income Fund held a forward contract as a currency hedge against a foreign bond. It is the Funds' policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. In accordance with this policy, unrealized appreciation and depreciation as of September 30, 2015 are presented in unrealized appreciation or unrealized depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and unrealized gains (losses) on forward contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2015, the total amount of open forward foreign currency contracts, as presented in the RiverPark Strategic Income Fund's Schedule of Investments, are representative of the volume of activity for this derivative type during the period.

The forward foreign currency contract held by the RiverPark Strategic Income Fund during the year ended September 30, 2015 had currency risk exposure.

Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Focused Value Fund and declared and paid monthly for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes -- Each Fund intends to qualify or continue to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2015, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

3. Agreements

Investment Advisory Agreement -- RiverPark Advisors, LLC ("RiverPark") serves as the Funds' investment adviser (the "Adviser"). For the services it provides to the Funds, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rate: 0.65% for the RiverPark Large Growth Fund, the RiverPark/Wedgewood Fund, the RiverPark Short Term High Yield Fund, the RiverPark Strategic Income Fund and the RiverPark Focused Value Fund, 1.50% for the RiverPark Long/Short Opportunity Fund and 1.40% for the RiverPark Structural Alpha Fund.


--------------------------------------------------------------------------------
                                       50

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2016 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares of the Fund's average net assets for the RiverPark Large Growth Fund, the RiverPark/ Wedgewood Fund, the RiverPark Short Term High Yield Fund, the RiverPark Strategic Income Fund and the RiverPark Focused Value Fund, 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Long/ Short Opportunity Fund and 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Structural Alpha Fund. The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the fees were waived or Fund expenses were absorbed, to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination.

The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares for RiverPark Large Growth Fund, RiverPark/ Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and RiverPark Focused Value Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Long/Short Opportunity Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Structural Alpha Fund.

As of September 30, 2015, the Adviser may in the future seek reimbursement of previously waived fees for the Funds as follows:



FUND                                            EXPIRING 2016      EXPIRING 2017      EXPIRING 2018        TOTAL
-------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ...............     $  46,319           $   5,674           $  1,843        $ 53,836
RiverPark Long/Short Opportunity Fund .....         3,261                 163             11,320          14,744
RiverPark Structural Alpha Fund ...........        24,657              49,797             21,181          95,635
RiverPark Focused Value Fund ..............            --                  --             27,020          27,020

For the year ended September 30, 2015, the Adviser recaptured previously waived fees of $21,753 for the RiverPark Large Growth Fund and $16,067 for the RiverPark Long/Short Opportunity Fund.

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/ Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Focused Value Fund and oversees the day-to-day portfolio management services provided by Wedgewood Partners, Inc. ("Wedgewood"), as sub-adviser to the RiverPark/Wedgewood Fund; and Cohanzick Management, LLC ("Cohanzick"), as sub-adviser to the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund. With regard to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Focused Value Fund, the Adviser has discretion to purchase and sell securities in accordance with these Funds' objectives, policies, and restrictions. This investment discretion has been delegated by the Adviser to Wedgewood and Cohanzick with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners, and Wedgewood owns 2.5% of RiverPark's holding company. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark's adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of RiverPark/Wedgewood Fund's average net assets in excess of $50,000,000.



--------------------------------------------------------------------------------
                                       51

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

3. Agreements (continued)

Administrator, Custodian and Transfer Agent -- SEI Investments Global Funds Services (the "Administrator") serves as the Funds' administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Funds. For the year or period ended September 30, 2015, the Funds were charged $3,385,967 for these services.

Brown Brothers Harriman & Co. (the "Custodian") serves as the Funds' custodian pursuant to a Custodian Agreement. DST Systems, Inc. (the Transfer Agent") serves as the Funds' transfer agent pursuant to an Agency Agreement.

Distribution Agreement -- SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the "Distributor") serves as the Funds' distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2015, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% (currently set at 0.15%) and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other -- Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations.

4. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year or period ended September 30, 2015, were as follows:

                                                            PROCEEDS FROM SALES
FUND                                   PURCHASES (000)      AND MATURITIES (000)
--------------------------------------------------------------------------------
RiverPark Large Growth Fund ........... $    34,611           $    20,640
RiverPark/Wedgewood Fund ..............     911,851               474,374
RiverPark Short Term High Yield Fund ..   1,249,865               259,991
RiverPark Long/Short Opportunity Fund .      40,047                60,368
RiverPark Structural Alpha Fund .......         882                   918
RiverPark Strategic Income Fund .......     473,863               213,442
RiverPark Focused Value Fund ..........      46,346                 2,739

There were no purchases or sales of long-term U.S. Government securities for the year or period ended September 30, 2015.


--------------------------------------------------------------------------------
                                       52

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

5. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to basis adjustment on carryover securities, distribution reclassification, net operating losses, gains and losses on paydowns, investments in swaps, currency transactions and REIT adjustments which have been classified to/from the following components of net assets (000):

                                           UNDISTRIBUTED       ACCUMULATED
                                           NET INVESTMENT        REALIZED
FUND                                       INCOME (LOSS)       GAIN (LOSS)      PAID-IN CAPITAL
--------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ..............    $  (37)            $    41        $     (4)
RiverPark/Wedgewood Fund .................        --                  --              --
RiverPark Short Term High Yield Fund .....       420                (420)             --
RiverPark Long/Short Opportunity Fund ....     1,466                 340          (1,806)
RiverPark Structural Alpha Fund ..........        41                  --             (41)
RiverPark Strategic Income Fund ..........     2,331              (2,331)             --
RiverPark Focused Value Fund .............         1                  (1)             --

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two years or periods ended September 30, 2015 was as follows (000):

                                           ORDINARY       LONG-TERM
FUND                                       INCOME         CAPITAL GAIN     TOTAL
--------------------------------------------------------------------------------
RiverPark Large Growth Fund
  2015 ................................  $  1,093          $   769      $  1,862
  2014 ................................       204               96           300
RiverPark/Wedgewood Fund
  2015 ................................    32,481           55,333        87,814
  2014 ................................     5,539           13,987        19,526
RiverPark Short Term High Yield Fund
  2015 ................................    29,126               --        29,126
  2014 ................................    33,765               --        33,765
RiverPark Structural Alpha Fund
  2015 ................................        79              297           376
  2014 ................................        20              138           158
RiverPark Strategic Income Fund
  2015 ................................    36,809               --        36,809
  2014 ................................    12,621               --        12,621

There were no distributions declared during the last two years or periods ended September 30 in the RiverPark Long/ Short Opportunity Fund and the RiverPark Focused Value Fund.


--------------------------------------------------------------------------------
                                       53

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

5. Federal Tax Information (continued)

As of September 30, 2015, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):




                                           UNDISTRIBUTED UNDISTRIBUTED                              UNREALIZED
                                             ORDINARY     LONG-TERM    CAPITAL LOSS  POST-OCTOBER   APPRECIATION
                                              INCOME     CAPITAL GAIN  CARRYFORWARD    LOSSES      (DEPRECIATION)
                                           -----------------------------------------------------------------------
RiverPark Large Growth Fund ..............   $     5       $ 1,335       $      --    $   (447)       $   3,678
RiverPark/Wedgewood Fund .................     7,376        78,730              --          --           66,205
RiverPark Short Term High Yield Fund .....       106            --          (1,080)     (6,548)         (12,091)
RiverPark Long/Short Opportunity Fund ....        --            --          (5,434)         --           14,004
RiverPark Structural Alpha Fund ..........        --           398              --          --             (279)
RiverPark Strategic Income Fund ..........        18            --          (1,317)     (8,613)         (42,204)
RiverPark Focused Value Fund .............       115            --              --          --           (5,105)

                                                                               TOTAL
                                                                           DISTRIBUTABLE
                                                OTHER                        EARNINGS
                                              TEMPORARY      LATE YEAR     (ACCUMULATED
                                             DIFFERENCES   LOSS DEFERRAL      LOSSES)
                                             -------------------------------------------
RiverPark Large Growth Fund ..............   $    --        $      --       $   4,571
RiverPark/Wedgewood Fund .................        --               --         152,311
RiverPark Short Term High Yield Fund .....        --               --         (19,613)
RiverPark Long/Short Opportunity Fund ....    (1,671)          (2,576)          4,323
RiverPark Structural Alpha Fund ..........        --             (185)            (66)
RiverPark Strategic Income Fund ..........        50               --         (52,066)
RiverPark Focused Value Fund .............        --               --          (4,990)

Post-October losses represent losses realized on investment transactions from November 1, 2014, through September 30, 2015, that, in accordance with Federal income tax regulations, the RiverPark Large Growth Fund, the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through September 30, 2015 and specified losses realized on investment transactions from November 1, 2014 through September 30, 2015. The RiverPark Long/Short Opportunity Fund and the RiverPark Structural Alpha Fund elect to defer the late-year loss and to treat it as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards under the new provisions are as follows (000):

FUND                                    SHORT TERM LOSS   LONG TERM LOSS   TOTAL
--------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund ...   $ 1,080           $--          $ 1,080
RiverPark Long/Short Opportunity Fund ..   $ 5,434           $--          $ 5,434
RiverPark Strategic Income Fund ........   $ 1,317           $--          $ 1,317

For federal income tax purposes, the cost of securities owned at September 30, 2015 and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to wash sales, investments in partnerships and basis adjustments of the carryover securities which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds, excluding securities sold short and purchased and written options, at September 30, 2015, were as follows
(000):

                                                                     AGGREGATE             AGGREGATE
                                                                       GROSS                 GROSS              NET UNREALIZED
                                               FEDERAL TAX           UNREALIZED            UNREALIZED           APPRECIATION
FUND                                              COST              APPRECIATION          DEPRECIATION         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund ...............   $   74,693            $  10,499             $   (6,821)            $   3,678
RiverPark/Wedgewood Fund ..................    2,022,405              290,353               (224,148)               66,205
RiverPark Short Term High Yield Fund ......      905,408                 809                 (12,900)              (12,091)



--------------------------------------------------------------------------------
                                       54

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

                                                                     AGGREGATE             AGGREGATE
                                                                       GROSS                 GROSS              NET UNREALIZED
                                               FEDERAL TAX           UNREALIZED            UNREALIZED           APPRECIATION
FUND                                              COST              APPRECIATION          DEPRECIATION         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund ......     97,372                20,055              (10,130)                9,925
RiverPark Structural Alpha Fund ............     15,430                     1                 (280)                 (279)
RiverPark Strategic Income Fund ............    681,650                   413              (42,705)              (42,292)
RiverPark Focused Value Fund ...............     49,495                    10               (5,115)               (5,105)

Subsequent to September 30, 2015, the following funds paid distributions:

FUND                                           EX DATE             RECORD DATE          PAYABLE DATE           RATE (PER SHARE)
------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund
Institutional Class Shares                October 30, 2015       October 29, 2015      November 2, 2015           0.0299
Retail Class Shares                       October 30, 2015       October 29, 2015      November 2, 2015           0.0279

RiverPark Strategic Income Fund
Institutional Class Shares                October 30, 2015       October 29, 2015      November 2, 2015           0.0475
Retail Class Shares                       October 30, 2015       October 29, 2015      November 2, 2015           0.0455

6. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest a significant portion of their assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest principally in high- yield securities. Such securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.


--------------------------------------------------------------------------------
                                       55

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
--------------------------------------------------------------------------------

6. Risks (continued)

The RiverPark Long/Short Opportunity Fund is exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/ Short Opportunity Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/ Short Opportunity Fund will recognize a loss. The risk on a short sale is unlimited because the RiverPark Long/Short Opportunity Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund's trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund's direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or "basis" risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund's investments in swaps. In addition, a perfect correlation between a swap and


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                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

an investment position may be impossible to achieve. As a result, the Fund's use of swaps may not be effective in fulfilling the Fund's investment strategies and may contribute to losses that would not have been incurred otherwise. As a registered investment company, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other approved measures to "cover" open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC's positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty's obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund settles swap agreements at least monthly.

7. Other

On September 30, 2015, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.
Fund

RiverPark Large Growth Fund
     Institutional Class Shares ............................................ 83%
     Retail Class Shares ................................................... 92%
RiverPark/Wedgewood Fund
     Institutional Class Shares ............................................ 69%
     Retail Class Shares ................................................... 71%
RiverPark Short Term High Yield Fund
     Institutional Class Shares ............................................ 69%
     Retail Class Shares ................................................... 87%
RiverPark Long/Short Opportunity Fund
     Institutional Class Shares ............................................ 82%
     Retail Class Shares ................................................... 74%
RiverPark Structural Alpha Fund
     Institutional Class Shares ............................................ 41%
     Retail Class Shares ................................................... 96%
RiverPark Strategic Income Fund
     Institutional Class Shares ............................................ 70%
     Retail Class Shares ................................................... 89%
RiverPark Focused Value Fund
     Institutional Class Shares ............................................ 72%
     Retail Class Shares ................................................... 97%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

8. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.


--------------------------------------------------------------------------------
                                       57

                                                        [LOGO OMITTED] RIVERPARK
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                FUNDS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
RiverPark Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, schedules of open options purchased, schedules of open options written, list of open swap agreements, open futures contracts and list of open forward foreign currency contracts of RiverPark Funds Trust (the "Trust"), comprising RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Structural Alpha Fund, RiverPark Strategic Income Fund, and RiverPark Focused Value Fund (the "Funds") as of September 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverPark Funds Trust as of September 30, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods indicated in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 30, 2015


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                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2015.

                                                                   PRINCIPAL
NAME, ADDRESS,        POSITION(S) HELD WITH  TERM OF OFFICE AND    OCCUPATION(S) DURING     NUMBER OF PORTFOLIOS OTHER DIRECTORSHIPS
AND AGE               THE TRUST              LENGTH OF TIME SERVED PAST FIVE YEARS          IN FUND COMPLEX**    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard Browne,       Independent Trustee    Indefinite; since     President, Rector                  7                  None
156 West 56th Street,                        September 20, 2010    Management
17th Floor, New York,                                              Corporation (since
NY 10019 (55)                                                      1986).
------------------------------------------------------------------------------------------------------------------------------------
Michael Cohen,        Independent Trustee    Indefinite; since     Managing Partner, Coda             7                  None
156 West 56th Street,                        September 20, 2010    Capital Partners (since
17th Floor, New York,                                              1999).
NY 10019 (56)
------------------------------------------------------------------------------------------------------------------------------------
Ira Balsam,           Independent Trustee    Indefinite; since     Chief Financial Officer,           7                  None
156 West 56th Street,                        March 1, 2012         Avenue Capital
17th Floor, New York,                                              Management II, L.P.
NY 10019 (50)                                                      (2/2002-12/31/2011)
------------------------------------------------------------------------------------------------------------------------------------
Morty Schaja*,        Interested Trustee,    Indefinite; since     Chief Executive Officer            7                  None
156 West 56th Street, President and Chairman June 22, 2010         and Managing Partner,
17th Floor, New York, of the Board                                 RiverPark Advisors,
NY 10019 (61)                                                      LLC and RiverPark
                                                                   Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Executive Officer and
                                                                   Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (since 2006); President
                                                                   and Chief Operating
                                                                   Officer.
------------------------------------------------------------------------------------------------------------------------------------
Mitch Rubin*,         Interested Trustee     Indefinite; since     Chief Investment Officer           7                  None
156 West 56th Street,                        September 20, 2010    and Managing Partner,
17th Floor, New York,                                              RiverPark Advisors,
NY 10019 (49)                                                      LLC and RiverPark
                                                                   Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Investment Officer
                                                                   and Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (2006 to 2008 and
                                                                   since 2009).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       59

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

                                                                   PRINCIPAL
NAME, ADDRESS,        POSITION(S) HELD WITH  TERM OF OFFICE AND    OCCUPATION(S) DURING     NUMBER OF PORTFOLIOS OTHER DIRECTORSHIPS
AND AGE               THE TRUST              LENGTH OF TIME SERVED PAST FIVE YEARS          IN FUND COMPLEX**    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Paul Genova,          Secretary              Since September 20,   Chief Financial Officer,           N/A                  N/A
156 West 56th Street,                        2010                  RiverPark Advisors,
17th Floor, New York,                                              LLC and RiverPark
NY 10019 (39)                                                      Capital Management
                                                                   LLC (since 2009);
                                                                   Chief Financial Officer,
                                                                   RiverPark Capital LLC
                                                                   (since 2008); Controller.
------------------------------------------------------------------------------------------------------------------------------------
Matt Kelly,           Vice President         Since September 20,   Chief Marketing Officer            N/A                  N/A
156 West 56th Street,                        2010                  and Partner, RiverPark
17th Floor, New York,                                              Advisors, LLC and
NY 10019 (46)                                                      RiverPark Capital
                                                                   Management LLC
                                                                   (since 2010).
------------------------------------------------------------------------------------------------------------------------------------
Rami Abdel-Rahman,    Treasurer and Chief    Since June 2014       Director, SEI                      N/A                  N/A
One Freedom Valley    Financial Officer                            Investments, Fund
Drive, Oaks, PA 19456                                              Accounting since June
(41)                                                               2014. Fund Accounting
                                                                   Director, BNY Mellon
                                                                   from 2006 to 2014.
------------------------------------------------------------------------------------------------------------------------------------
Brian Ferko,          Chief Compliance       Since September 20,   Managing Director,                 N/A                  N/A
480 E. Swedesford     Officer                2010                  Cipperman Compliance
Road, Suite 300                                                    Services; formerly
Wayne, Pa 19087                                                    with Aberdeen Asset
(44)                                                               Management, BHR
                                                                   Fund Advisers, Ardmore
                                                                   Investment Partners
                                                                   and Turner Investment
                                                                   Partners.
------------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who are "interested persons" of the Trust or Fund under the 1940 Act.
**   The Fund complex includes each series of the Trust



--------------------------------------------------------------------------------
                                       60

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                                                    [LOGO OMITTED]     RIVERPARK
DISCLOSURE OF FUND EXPENSES (UNAUDITED)                                FUNDS
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return--the account values shown may not apply to your specific investment.







--------------------------------------------------------------------------------
                                       61

DISCLOSURE OF FUND EXPENSES                         [LOGO OMITTED]     RIVERPARK
(UNAUDITED) (CONTINUED)                                                FUNDS
--------------------------------------------------------------------------------

                                                                      Beginning      Ending         Net       Expenses
                                                                       Account      Account     Annualized      Paid
                                                                        Value         Value       Expense      During
                                                                       4/1/15       9/30/15       Ratios       Period*
------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Institutional Class Shares
     Actual Fund Return                                               $1,000.00    $ 914.60        1.00%       $4.80
     Hypothetical 5% Return                                            1,000.00    1,020.05        1.00         5.06
------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      913.40        1.25         6.00
     Hypothetical 5% Return                                            1,000.00    1,018.80        1.25         6.33
------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00      910.20        0.85         4.07
     Hypothetical 5% Return                                            1,000.00    1,020.81        0.85         4.31
------------------------------------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      908.70        1.16         5.55
     Hypothetical 5% Return                                            1,000.00    1,019.25        1.16         5.87
------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00    1,002.40        0.87         4.37
     Hypothetical 5% Return                                            1,000.00    1,020.71        0.87         4.41
------------------------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00    1,001.20        1.18         5.92
     Hypothetical 5% Return                                            1,000.00    1,019.15        1.18         5.97
------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00      954.60        3.13+       15.34
     Hypothetical 5% Return                                            1,000.00    1,009.38        3.13        15.77
------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      954.30        3.28+       16.12
     Hypothetical 5% Return                                            1,000.00    1,008.62        3.28        16.52
------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00      986.40        1.75         8.71
     Hypothetical 5% Return                                            1,000.00    1,016.29        1.75         8.85
------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      985.30        2.00         9.95
     Hypothetical 5% Return                                            1,000.00    1,015.04        2.00        10.10
------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00      973.20        0.90         4.45
     Hypothetical 5% Return                                            1,000.00    1,020.56        0.90         4.56
------------------------------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      971.00        1.19         5.88
     Hypothetical 5% Return                                            1,000.00    1,019.10        1.19         6.02
------------------------------------------------------------------------------------------------------------------------------
RiverPark Focused Value Fund -- Institutional Class Shares
     Actual Fund Return                                                1,000.00      856.00        1.00         4.65
     Hypothetical 5% Return                                            1,000.00    1,020.05        1.00         5.06
------------------------------------------------------------------------------------------------------------------------------
RiverPark Focused Value Fund -- Retail Class Shares
     Actual Fund Return                                                1,000.00      856.00        1.25         5.82
     Hypothetical 5% Return                                            1,000.00    1,018.80        1.25         6.33
------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
+ The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period ended September 30, 2015. Annualized dividend expense and stock loan fees of average net assets totaled 1.28%. Had these expenses not been included the ratios would have been 1.85% and 2.00%, respectively.

--------------------------------------------------------------------------------
                                       62

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

At an in-person meeting (the "Meeting") of the Board of Trustees (the "Trustees" or the "Board") of RiverPark Funds Trust (the "Trust"), held on August 10, 2015, the Board, including the Trustees who are not "interested persons" (the "Independent Trustees") as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved the continuance of the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between RiverPark Advisors, LLC (the "Adviser") and the Trust, on behalf of the RiverPark Large Growth Fund (the "Large Growth Fund"), RiverPark/Wedgewood Fund (the "Wedgewood Fund"), RiverPark Short Term High Yield Fund (the "High Yield Fund"), RiverPark Long/Short Opportunity Fund (the "Long/Short Fund"), RiverPark Structural Alpha Fund (the "Structural Alpha Fund) and RiverPark Strategic Income Fund (the "Strategic Income Fund and together with the Large Growth Fund, the Wedgewood Fund, the High Yield Fund, the Long/ Short Fund, and the Structural Alpha Fund, the "Funds"). In addition, the Board and the Independent Trustees approved the continuance of the sub-advisory agreements among: (i) the Adviser, the Trust, and Cohanzick Capital Management, LLC, on behalf of the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund; and (ii) the Adviser, the Trust and Wedgewood Partners, Inc., on behalf of the RiverPark/Wedgewood Fund; (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements").

In considering the renewal of the Advisory Agreement and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Adviser and each Sub-Adviser. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreements.

RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund & RiverPark Structural Alpha Fund -- Adviser: RiverPark Advisors, LLC ("RiverPark")

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provides portfolio management services, trading, accounting, compliance and marketing services to each of the Funds within the Trust. They further noted that the Adviser directly advises the Large Growth Fund, Long/Short Fund, and the Structural Alpha Fund and oversees the management of the Wedgewood Fund, the Strategic Income Fund, and the High Yield Fund. The Board reviewed the background information on the key investment personnel responsible for servicing the Large Growth Fund, the Long/ Short Fund and the Structural Alpha Fund. The Board recognized that the Adviser's team has largely worked together for 15-20 years and has extensive experience and expertise in managing mutual funds and managing the operations of mutual funds. The Board stated that it was satisfied with their experience in managing each of the Funds and implementing the Adviser's principal investment strategies. The Board discussed the Adviser's investment processes for each of the Funds it directly advises and reviewed the oversight and other investment management services provided to the Funds that use sub-advisers. The Trustees next reviewed the risks associated with the investment strategies followed by the Adviser and the sub-advisers when investing the assets for each of the Funds and the steps being taken by the Adviser to mitigate these risks. The Board recognized and was comfortable with the Adviser's approach to mitigating investment risk by thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Board next discussed the Adviser's relationship with the two sub-advisers and was comfortable with the various steps taken when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from the sub-adviser regarding material compliance matters, description of the sub-adviser's written annual compliance review, material changes in each sub-adviser's investment management process, material changes to how brokers are selected and average commission rates as well as other additional information. The Board concluded the Adviser would continue to provide a high level quality of service to each Fund for the benefit of each Fund and its shareholders.

Performance. The Trustees reviewed the performance of each Fund and discussed the performance relative to its peer group, Morningstar category and index. The Adviser expressed to the Board that the Wedgewood Fund and the High Yield Fund have attracted considerable assets over the past two years and have become very profitable for the Adviser and the sub-advisers. The Board also recognized that the Long/Short Fund and the Strategic Income Fund are also at


--------------------------------------------------------------------------------
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                   FUNDS
--------------------------------------------------------------------------------

APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (Continued)

asset levels where they are profitable and the Large Growth Fund is above the breakeven level of assets. The Adviser expressed to the Board that the Structural Alpha Fund is currently below the breakeven level of assets but continues to invest in the Fund based on the Adviser's long term belief in the Fund and its strategy. The Board agreed that they were comfortable with the Adviser continuing to invest in the Structural Alpha Fund. The Trustees next discussed the contributions of each of the sub-advisers to the overall performance of their respective Funds and noted favorably the Adviser's ability to select and work with such high quality sub-advisers for the benefit of each Fund's shareholders. After further discussion, the Trustees concluded that each Fund's performance was reasonable.

Fees and Expenses. The Trustees discussed the advisory fees paid by each Fund. The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other mutual funds as well as other accounts managed by the Adviser. After further discussion the Trustees, concluded that the advisory fees were reasonable with respect to each of the Funds.

Economies of Scale. The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for a Fund reach specific levels. After discussion, the Board agreed that based on the current size of each Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as each Fund increases in size.

Profitability. The Trustees reviewed the Adviser's financial statements. The Board recognized that the Adviser was generally profitable for the year ended December 31, 2014. The Board recognized that that each of the Wedgewood Fund and the High Yield Fund both have attracted considerable assets over the last two years and have become profitable funds for the Adviser and their respective sub-advisers. Additionally, the Trustees noted that the Long/Short Fund and Strategic Income Fund are also at asset levels where each Fund is profitable to the Adviser and the Large Growth Fund is above the breakeven levels of assets. The Board recognized that the Structural Alpha Fund was the only Fund in the Trust that is currently below its breakeven level of assets but the Adviser continues to invest in the Fund based on its long term belief in the Fund. The Adviser is currently not profitable in regard to the Structural Alpha Fund. After a brief discussion, the Trustees concluded that the Adviser's profitability was reasonable with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders.

RiverPark Short Term High Yield Fund & RiverPark Strategic Income Fund -- Sub-Adviser: Cohanzick Management, LLC ("Cohanzick")

Nature, Extent and Quality of Service. The Trustees noted that Cohanzick provides high quality day to day investment advisory services to the High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick's investment approach is bottoms up and credit specific. Cohanzick provides specific services that include but are limited to buy decisions, sell decisions, credit selection, credit review and analysis, and portfolio construction. The Trustees recognized that Cohanzick's advised assets and assets under management are approximately $1.7 billion as of June 30, 2015 and continue to grow. The Board reviewed the background information on the key investment personnel who are responsible for servicing the High Yield Fund and the Strategic Income Fund and was comfortable with their credentials. The Trustees discussed Cohanzick's role and investment approach as a sub-adviser to the High Yield Fund and the Strategic Income Fund. The Board noted that for the High Yield Fund Cohanzick focuses on principal preservation with income for an effective short term holding period of three years or less. For the Strategic Income Fund, Cohanzick seeks high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. The Board discussed that they were comfortable with the strategies for each of the Funds and concluded that Cohanzick will continue to deliver high quality service to the Funds and the Adviser for the benefit of the shareholders.



--------------------------------------------------------------------------------
                                       64

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

Performance.

HIGH YIELD FUND -- The Trustees reviewed the High Yield Fund's performance noting that Cohanzick manages 100% of the Fund's assets, and the Adviser provides significant oversight to the Fund. The Trustees recognized that since inception on September 30, 2010 thru March 31, 2015, the High Yield Fund's net return has been 3.74% for Institutional Shares and 3.44% for Retail Shares. The Trustees discussed the Fund's Morningstar ranking and noted the Fund is a 1-star fund and ranks 96% for the quarter ended March 31, 2015. The Trustees further noted that year to date as of March 31, 2015 the High Yield Fund performed marginally below the BofA Merrill Lynch 1-3 Year U.S. Corporate Index and the Fund's total returns year to date were slightly less than its peer group. The Trustees concluded that Cohanzick should be retained for the benefit of the High Yield Fund and its shareholders.

STRATEGIC INCOME FUND -- The Trustees reviewed the Strategic Income Fund's performance noting that Cohanzick manages 100% of the Fund's assets, and the Adviser provides significant oversight to the Fund. The Trustees noted that since its inception on October 1, 2013 thru March 31, 2015, the Strategic Income Fund's net return has been 5.46% on Institutional Shares and 5.23% on Retail Shares. The Trustees recognized that since the Fund's inception at the beginning of October 2013 the Fund has outperformed the Barclays U.S. Aggregate Bond Index and has performed relatively well as compared to its peer group. The Trustees conclude that Cohanzick should be retained for the benefit of the Strategic Income Fund and its shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid by the Adviser to Cohanzick. The Trustees recognized the sub-advisory fees were on the higher side compared to each Fund's peer group but recognized that other sub-advisory fees that were still significantly higher. After discussion, the Trustees concluded that each sub-advisory fee was reasonable with respect to the High Yield Fund and the Strategic Income Fund.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall Advisor Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick's financial statements. The Board recognized that Cohanzick was generally profitable for the year ended December 31, 2014. The Board noted that the High Yield Fund has attracted considerable assets over the last two years and has become a profitable fund for Cohanzick. The Board also recognized that Cohanzick realized a modest profit in connection with its relationship with the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick's profitability was reasonable.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the High Yield Fund and the Strategic Income Fund.

RiverPark/Wedgewood Fund -- Sub-Adviser: Wedgewood Partners ("Wedgewood")

Nature, Extent and Quality of Service. The Trustees noted that Wedgewood offers the Wedgewood Fund advisory services based on Wedgewood's twenty plus year investment philosophy and process that has helped them to outperform the Russell 1000 Growth Index in 16 out of the previous 22 years. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Fund and was comfortable with their credentials. The Board recognized that Wedgewood's investment philosophy is instilled with significant, structural advantages relative to more common active large cap growth managers. The Trustees discussed Wedgewood's investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies; invested at compelling valuations as well as prudently diversified, as to minimize like or competitive business models that will serve a focused investor well in both favorable and difficult market environments. The Board expressed that they are comfortable with Wedgewood's investment approach and recognized that Wedgwood's philosophy and process yields a distinct and sustainable investment edge by producing a portfolio of high-quality holdings that are routinely overweight relative to performance benchmark weightings. The Board also recognized that Wedgewood has over a twenty year history of conducting in-house, proprietary research that utilizes independent research services, company filings, quarterly


--------------------------------------------------------------------------------
                                       65

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS (Concluded)

transcripts, trade publications, sell-side research and communication with management. The Board discussed that they were comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood will continue to deliver high quality service to the Fund and the Adviser for the benefit of the shareholders.

Performance. The Trustees considered the investment performance for Wedgewood. The Board recognized that due to Wedgewood's investment philosophy and process it has allowed the Fund to outperform its benchmark, the Russell 1000 Growth Index. The Trustees agreed that the sub-adviser is performing as expected and is contributing to the overall returns of the Wedgewood Fund. The Trustees concluded that the performance of Wedgewood was reasonable.

Fees and Expenses. The Trustees discussed Wedgewood's sub-advisory fee. They noted that the fee was in line with other investment advisory contracts Wedgewood has with other clients. The Trustees recognized that the fee is also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was reasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall Advisory Agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood's financial statements. The Board recognized that Wedgewood's sub-advisory fee is incremental and not necessary to maintain Wedgewood's financial viability. After a brief discussion, the Trustees concluded that Wedgewood's profitability was reasonable with respect to the Fund.

Conclusion. Having requested and received such information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.



--------------------------------------------------------------------------------
                                       66

                                                    [LOGO OMITTED]     RIVERPARK
                                                                       FUNDS
--------------------------------------------------------------------------------

                        PROXY VOTING RESULTS (Unaudited)

Proposal 1:

A Special Meeting of the Shareholders of the RiverPark/Gargoyle Hedged Value Fund (the "RiverPark/Gargoyle Fund") was held on June 26, 2015 for the purpose of considering an agreement and plan of reorganization providing for the transfer of all of the assets of the RiverPark/Gargoyle Fund to, and the assumption of all liabilities of the RiverPark/ Gargoyle Fund by the TCW/Gargoyle Hedged Value Fund. The proposal was approved with the following voting results:

              NO. OF SHARES      % OF OUTSTANDING SHARES      % OF SHARES VOTED
              -------------      -----------------------      -----------------
Affirmative   2,862,293.919             54.269%                    99.651%
Against           6,705.354              0.127%                     0.234%
Abstain           3,329.701              0.063%                     0.115%
Total         2,872,328.974             54.459%                   100.000%


Proposal 2:

A Special Meeting of the Shareholders of the RiverPark/Gargoyle Fund was held on June 26, 2015 for the purpose of considering adjournments of the special meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve proposal 1. The Proposal was approved with the following voting results:

              NO. OF SHARES      % OF OUTSTANDING SHARES      % OF SHARES VOTED
              -------------      -----------------------      -----------------
Affirmative   2,861,943.919             54.262%                    99.639%
Against           6,952.354              0.132%                     0.242%
Abstain           3,432.701              0.065%                     0.119%
Total         2,872,328.974             54.459%                   100.000%



















--------------------------------------------------------------------------------
                                       67

[LOGO OMITTED]     RIVERPARK
                   FUNDS
--------------------------------------------------------------------------------

                       NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2015, the Funds are designating the following items with regard to distributions paid during the year.

                                      LONG TERM CAPITAL      ORDINARY INCOME                            QUALIFYING
                                     GAINS DISTRIBUTIONS     DISTRIBUTIONS     TOTAL DISTRIBUTIONS      DIVIDENDS(1)
                                     -------------------- ---------------- -------------------- ------------------------
RiverPark Large Growth Fund                 41%                   59%                100%                  66%
RiverPark/Wedgewood Fund                    63%                   37%                100%                  44%
RiverPark Short Term High Yield Fund         0%                  100%                100%                   0%
RiverPark Structural Alpha Fund             79%                   21%                100%                   0%
RiverPark Strategic Income Fund              0%                  100%                100%                   0%

                                         QUALIFYING         U.S. GOVERNMENT      QUALIFIED        QUALIFIED SHORT-TERM
                                     DIVIDEND INCOME(2)       INTEREST(3)     INTEREST INCOME(4)    CAPITAL GAIN(5)
                                     -------------------- ---------------- -------------------- ------------------------
RiverPark Large Growth Fund                 67%                    0%                  0%                 100%
RiverPark/Wedgewood Fund                    43%                    0%                  0%                 100%
RiverPark Short Term High Yield Fund         0%                    0%                 73%                   0%
RiverPark Structural Alpha Fund              0%                    0%                  0%                 100%
RiverPark Strategic Income Fund              0%                    0%                 70%                 100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.





















--------------------------------------------------------------------------------
                                       68

                      (This page intentionally left blank)

                               INVESTMENT ADVISER
                            RiverPark Advisors, LLC
                        156 West 56th Street, 17th Floor
                            New York, New York 10019

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                                 PRIME BROKERS:
                              Goldman Sachs & Co.
                           200 West Street, 3rd Floor
                               New York, NY 10282

                            Interactive Brokers LLC
                            209 South LaSalle Street
                                   Suite 1000
                               Chicago, IL 60604

                                 TRANSFER AGENT
                               DST Systems, Inc.
                        333 West 11th Street, 5th Floor
                          Kansas City, Missouri 64105

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                        Cohen Fund Audit Services, Ltd.
                          1350 Euclid Ave., Suite 800
                             Cleveland, Ohio 44115

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  FUND COUNSEL
                                 Blank Rome LLP
                              405 Lexington Avenue
                         New York, New York 10174-0208

             This information must be preceded or accompanied by a
                       current prospectus for the Trust.

                                                                 RPF-AR-001-0500

ITEM 2.     CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant's principal executive officer and principal financial officer, was in effect during the entire period covered by this report.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Michael Cohen, member of the registrant's Audit Committee, is an "audit committee financial expert" and is "independent" as that term is defined in Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to registrant for the fiscal years ended September 30, 2015 and September 30, 2014 for professional services rendered by registrant's principal accountant were as follows:

          ------------------------------------------------------
                                           2015        2014
          ------------------------------------------------------
          (a) Audit Fees                 $97,000     $94,000
          ------------------------------------------------------
          (b) Audit-Related Fees         $     -     $     -
          ------------------------------------------------------
          (c) Tax Fees                   $20,000     $20,000
          ------------------------------------------------------
          (d) All Other Fees             $ 9,600     $ 2,100
          ------------------------------------------------------

Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2015 and September 30, 2014, All Other Fees relate to the review of the March 31, 2015 and March 31, 2014 Semi-Annual Reports.

(e)(1) The registrant's Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which requires the registrant's Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant's investment adviser, if the services relate directly to the registrant's operations and financial reporting.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed by registrant's principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant's investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by registrant's principal accountant to either registrant's investment adviser or to any entity controlling, controlled by, or under common control with registrant's investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant's board of trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.     SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.   EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               RiverPark Funds Trust


By (Signature and Title)*                  /s/ Morty Schaja
                                           -------------------------------------
                                           Morty Schaja
                                           President

Date: December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Morty Schaja
                                           -------------------------------------
                                           Morty Schaja
                                           President


Date: December 7, 2015


By (Signature and Title)*                  /s/ Rami Abdel-Rahman
                                           -------------------------------------
                                           Rami Abdel-Rahman
                                           Chief Financial Officer and Treasurer

Date: December 7, 2015

* Print the name and title of each signing officer under his or her signature.